                           LOAN AND SECURITY AGREEMENT

                                      among

ELECSYS CORPORATION and                            (individually, a "Debtor" and
DCI, INC.                                           collectively, the "Debtors")

Mailing Address:                      15301 W. 109th Street
                                      Lenexa, KS  66219

Fax No.:                              913-647-0132

GOLD BANK                                                  (the "Secured Party")

Mailing Address                       800 West 47th Street
                                      Kansas City, Missouri  64112

Fax No.:                              816-561-5618

                                December 31, 2002

                                TABLE OF CONTENTS

                                       i

                                       ii

         11.1.    PERFECTING THE SECURITY INTEREST; PROTECTING THE COLLATERAL.31

                                      iii

EXHIBITS

         A.       Financial Statement Certification
         B.       Compliance Certificate

ATTACHMENTS

         #1       Revolving Credit Note ($2,000,000.00)

                                       iv

                                    RECITALS

     A.   Debtors have  requested  that Secured  Party  provide  certain  credit facilities to Debtors to provide ongoing working capital to Debtors and for such other legal and proper corporate  purposes as are consistent with all applicable laws.

     B.   Secured Party is willing to provide the credit facilities requested by
Debtors, but only on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, Debtors and Secured Party agree as follows:

1.   DEFINITIONS.

     1.1. CERTAIN SPECIFIC TERMS. For purposes of this Agreement,  the following terms shall have the following meanings:

          (a)  ACCOUNT DEBTORS means the Person obligated to pay a Receivable.

          (b)  ADVANCE means a loan made to Debtors by Secured Party pursuant to this Agreement.

          (c)  AFFILIATE means,  with respect to any Person (i) any other Person directly or  indirectly  controlling  or  controlled  by or under direct or indirect common control with such specified  Person,  (ii) any other Person that  owns,  directly  or  indirectly,  ten  percent  (10%) or more of such
     Person's  capital  stock,  or (iii) any  officer  or  director  of any such
     Person.

          (d)  AGREEMENT  means this Loan and  Security  Agreement,  as amended, supplemental or modified from time to time.

          (e)  BONDS means the $2,570,000 in aggregate  principal amount of City of Lenexa,  Kansas Variable Rate Demand Industrial Revenue Bonds (DCI, Inc.
     Project),  Series 1998, issued under the Trust Indenture dated September 1,
     1998 between the City of Lenexa, Kansas and UMB Bank, n.a., as Trustee.

          (f)  BORROWING  CAPACITY means,  at the time of  computation,  the net amount determined by taking the lesser of:

               (A)  $2,000,000.00

                           or

               (B)  an amount equal to the sum of

                    (i)  75% of the Receivables Borrowing Base; and

                    (ii) the lesser of $1,000,000 or the amount of the Inventory
               Borrowing Base;

               and  subtracting  from the lesser of (A) or (B) above the undrawn amount of all outstanding Letters of Credit.

          (g)  BUSINESS DAY means a day other than a Saturday,  Sunday, or other day on which  banks are  authorized  or required to close under the laws of the State.

          (h)  CLOSING  DATE means the date on which all  Transaction  Documents have been fully executed and delivered, all conditions precedent to funding the initial funding of Revolving Credit Loans have been satisfied or waived by Secured  Party and the initial  fundings of Revolving  Credit Loans have occurred.

          (i)  COLLATERAL  means  collectively  all of the  property  of Debtors subject to the  Security  Interest  described  in Section 3.1 and all other property of Debtors, real or personal, described in Section 3.2.

          (j)  CONSOLIDATED  SUBSIDIARY  means any  corporation  or other entity
     (other  than a Debtor) of which at least 50% of the  voting  stock or other equity interests are owned by a Debtor directly,  or indirectly through one
     or  more  Consolidated  Subsidiaries.   If  Debtors  have  no  Consolidated
     Subsidiaries,  the  provisions of this Agreement  relating to  Consolidated
     Subsidiaries  shall be inapplicable  without affecting the applicability of such provisions to Debtors alone.

          (k)  CONTROL  means the  possession,  directly or  indirectly,  of the power to direct or cause the  direction of the  management or policies of a
     Person, whether through the ownership of voting securities, by contract, or otherwise,  and CONTROLLING and CONTROLLED shall have meanings  correlative thereto.

          (l)  DCI means DCI, Inc., a Kansas corporation.

          (m)  DEBTOR AND DEBTORS means the entity or entities listed as such on the cover page of this Agreement.

          (n)  DISPOSAL  means the  intentional  or  unintentional  abandonment,
     discharge,   deposit,  injection,   dumping,  spilling,  leaking,  storing,
     burning, thermal destruction, or placing of any Hazardous Substance so that it or any of its constituents may enter the Environment.

          (o)  ELECSYS means Elecsys Corporation, a Kansas corporation.

          (p)  ELIGIBLE  INVENTORY means all Inventory owned by either Debtor of the types described in the definition of Inventory  Borrowing Base in which
     Secured Party has a first priority  perfected  security interest reduced by

     (i) any such Inventory as to which a representation  or warranty  contained in  Section  4.4 or 4.5 is not,  or  does  not  continue  to be,  true  and accurate;  (ii) any  Inventory  located on premises for which Secured Party has not received landlord's,  mortgagee's,  warehouseman's,  processor's or other waivers (all in form  reasonably  acceptable to Secured Party) as may be reasonably  required by Secured Party to protect Secured Party's lien on the Inventory and provide  Secured Party access to such  Inventory,  except that with respect to Inventory acquired from Crystaloid Technologies, Inc., no such  waivers  shall be required  for a period of thirty (30) days after the Closing Date;  and (iii) any such  Inventory  which in Secured  Party's reasonable  judgment is obsolete,  damaged,  slow-moving  or not  otherwise saleable in the ordinary course of the Debtors' business.

          (q)  ENVIRONMENT  means  any  water  including,  but not  limited  to, surface  water and ground water or water  vapor;  any land  including  land surface or subsurface;  stream sediments;  air; fish, wildlife,  or plants;
     and all other natural resources or environmental media.

          (r)  ENVIRONMENTAL   LAWS  means  all   federal,   state,   and  local
     environmental,   land  use,  zoning,  health,   chemical  use,  safety  and
     sanitation  laws,  statutes,  ordinances,  regulations,  codes,  and  rules relating to the  protection of the  Environment  and/or  governing the use,
     storage,  treatment,  generation,  transportation,   processing,  handling,
     production,   or  disposal  of  Hazardous   Substances  and  the  policies,
     guidelines, procedures, interpretations,  decisions, orders, and directives of federal,  state,  and local  governmental  agencies and authorities with respect thereto.

          (s)  ENVIRONMENTAL   REPORT  means  a  written   environmental  report
     prepared for Secured Party by an environmental  consulting or environmental engineering firm acceptable to Secured Party relating to either Debtor, its properties and operations.

          (t)  ERISA means the Employee  Retirement Income Security Act of 1974, as amended from time to time.

          (u)  EVENT OF  DEFAULT  means an Event of Default or Events of Default as defined in Section 9.1.

          (v)  FEDERAL BANKRUPTCY CODE means Title 11 of the United States Code, entitled "Bankruptcy," as amended, or any successor federal bankruptcy law.

          (w)  GAAP means generally accepted accounting  principles as in effect in the United States from time to time and consistently applied.

          (x)  HAZARDOUS SUBSTANCES means,  without limitation,  any explosives, radon, radioactive materials,  asbestos, urea formaldehyde foam insulation, polychlorinated  biphenyls,  petroleum  and  petroleum  products,  methane, hazardous materials,  hazardous wastes, hazardous or toxic substances,

     and any other material defined as a hazardous  substance in Section 101(14)
     of the Comprehensive Environmental Response, Compensation and Liability Act
     of 1980, 42 U.S.C. Section 9601(14).

          (y)  INDEBTEDNESS  means  the  indebtedness  secured  by the  Security
     Interest and other liens described in Section 3.3.

          (z)  INELIGIBLE  RECEIVABLES means the following described Receivables and any other Receivables which are not reasonably  satisfactory to Secured
     Party, for credit or any other reason:

               (i)  Any  Receivable  which  has  remained  unpaid  for more than ninety (90) days past invoice date.

               (ii) Any  Receivable  with respect to which a  representation  or warranty  contained in Sections  4.3,  4.5, or 4.6 is not, or does not continue to be, true and accurate,  including, without limitation, any
          Receivable  subject  to  a  setoff,   provided,   however,  that  such
          Receivable shall be an Ineligible Receivable only to the extent of the claimed offset.

               (iii)Any  Receivable as to which any one or more of the following events occurs: a Responsible Party shall die or be judicially declared incompetent;  a request or petition for  liquidation,  reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, or other relief under the bankruptcy, insolvency, or similar laws of the United
          States, any state or territory thereof,  or any foreign  jurisdiction, now or hereafter in effect,  shall be filed and remain  outstanding by or against a Responsible  Party;  a  Responsible  Party shall make any general  assignment  for the  benefit  of  creditors;  a  receiver  or trustee,  including,  without limitation, a "custodian," as defined in the Federal  Bankruptcy  Code,  shall be appointed  for a  Responsible
          Party or for any of the assets of a Responsible  Party; any other type of insolvency  proceeding  with respect to a Responsible  Party (under the  bankruptcy  laws of the United States or otherwise) or any formal
          or  informal   proceeding  for  the  dissolution  or  liquidation  of,
          settlement  of  claims  against,  or  winding  up  of  affairs  of,  a
          Responsible Party shall be instituted; all or any material part of the assets of a Responsible Party shall be sold, assigned, or transferred;
          a Responsible Party shall fail to pay its debts as they become due; or
          a Responsible Party shall cease doing business as a going concern.

               (iv) All Receivables owed by an Account Debtor owing  Receivables classified  as  ineligible  under  any  criterion  set forth in any of
          Sections  1.1(z)(i)  through  1.1(z)(iii),  if the outstanding  dollar amount of such  Ineligible  Receivables  constitutes  more than  fifty percent  (50%)  of the  aggregate  outstanding  dollar  amount  of all
          Receivables owed by such Account Debtor.

               (v)  All  Receivables  owed by an Account  Debtor  which does not maintain  its  principal  office in the United  States or which is not organized under the laws of the United States or any state thereof.

               (vi) All Receivables owed by an Affiliate.

               (vii)Any   Receivable   that  is  booked  by  any  Debtors   upon
          consignment of Inventory to a third party rather than upon  completion of the sale of such Inventory to or by the third party; any Receivable constituting a partial  billing under terms providing for payment only after full shipment or performance; any Receivable arising from a bill and hold sale or in connection with any prebilling where the Inventory or services have not been delivered, performed, or accepted by Account
          Debtor if Secured  Party has not entered into a  satisfactory  written agreement with such Account Debtor relating to such  Receivables;  and such portion of any Receivable as to which Account Debtor contends the balance reported by Debtor is incorrect or not owing.

               (viii) Any Receivable which is unenforceable  against the Account
          Debtor for any reason.

               (ix) Any Receivable which is an Instrument,  Document, or Chattel
          Paper or which is evidenced by a note,  draft,  trade  acceptance,  or other  instrument  for the  payment of money  where  such  Instrument,
          Document,  Chattel Paper,  note,  draft,  trade  acceptance,  or other instrument  has not been  endorsed and  delivered by Debtor to Secured
          Party.

          (aa) INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, as amended from time to time.

          (bb) INVENTORY means inventory,  as defined in the Uniform  Commercial
     Code as in effect in the State as of the date of this Agreement, and in any event shall include returned or repossessed Goods.

          (cc) INVENTORY  BORROWING BASE means, at the time of  computation,  an amount up to the  following  percentages  of the dollar  value of  Eligible
     Inventory,  such  dollar  value to be  calculated  at the  lower of cost or market value:

               [X]    finished goods, to the extent of 0%

               [X]    raw materials, to the extent of 35%; and

               [X]    work-in-process, to the extent of 0%.

          (dd) KCEP means KCEP Ventures II, L.P.

          (ee) LETTERS OF CREDIT  means any  documentary  or  standby  letter of credit issued by Secured Party for the account of either Debtor,  excluding any  standby  or direct pay  letter of credit  issued by  Secured  Party as credit enhancement for the Bonds.

          (ff) PENSION  EVENT  means,  with  respect to any  Pension  Plan,  the occurrence of: (i) any prohibited  transaction  described in Section 406 of
     ERISA or in Section 4975 of the Internal  Revenue Code; (ii) any Reportable
     Event;  (iii) any complete or partial  withdrawal,  or proposed complete or partial  withdrawal,  of either Debtor or any Consolidated  Subsidiary from such Pension Plan;  (iv) any complete or partial  termination,  or proposed complete  or  partial  termination,  of  such  Pension  Plan;  or  (v)  any accumulated  funding  deficiency  (whether  or not  waived),  as defined in
     Section 302 of ERISA or in Section 412 of the Internal Revenue Code.

          (gg) PENSION PLAN means any pension  plan,  as defined in Section 3(2)
     of ERISA,  which is a  multi-employer  plan or a single  employer  plan, as defined  in  Section  4001 of ERISA,  and  subject to Title IV of ERISA and which  is:  (i) a plan  maintained  by either  Debtor  or any  Consolidated
     Subsidiary  for  employees or former  employees of either  Debtor or of any
     Consolidated  Subsidiary;  (ii)  a  plan  to  which  either  Debtor  or any
     Consolidated  Subsidiary contributes or is required to contribute;  (iii) a plan to which either Debtor or any Consolidated  Subsidiary was required to make contributions at any time during the five (5) calendar years preceding the date of this  Agreement;  or (iv) any other plan with  respect to which either  Debtor or any  Consolidated  Subsidiary  has  incurred or may incur liability, including, without limitation, contingent liability, under Title
     IV of  ERISA  either  to  such  plan  or to the  Pension  Benefit  Guaranty
     Corporation.  For purposes of this definition, and for purposes of Sections
     1.1(hh),  4.12,  and 9.1(h),  Debtors  shall  include any trade or business
     (whether  or  not  incorporated)   which,   together  with  Debtor  or  any
     Consolidated  Subsidiary,  is deemed to be a "single  employer"  within the meaning of Section 4001(b)(1) of ERISA.

          (gg-1) PERMITTED  LIENS means:  (i) liens for taxes,  assessments  and similar charges not yet due and payable, (ii) liens of landlords,  bailees, materialmen,  mechanics,  warehousemen  or  carriers,  or other  like liens arising in the ordinary  course of business and securing  obligations  that are not yet delinquent, (iii) pledges or deposits in the ordinary course of business for worker's compensation, unemployment insurance and other social security legislation, and (iv) easements,  rights-of-way,  restrictions and other similar encumbrances affecting real property which, in the aggregate, are not  substantial  in  amount,  and which do not in any case  materially detract  from the  value of the  property  subject  thereto  or  materially interfere with the ordinary conduct of the Debtor's business thereon.

          (hh) PERSON means and includes an individual,  a partnership  (general or limited), a joint venture, a corporation, a limited liability company, a limited

     liability partnership,  a trust, an estate, an unincorporated  organization and a government or any department or agency thereof.

          (ii) PRIME RATE means the Prime Rate as published from time to time in the  "Money  Rates"  Section  of the  Midwest  Edition  of the Wall  Street
     Journal,  or  if  unavailable,  the  prime  rate  published  in  any  other nationally  recognized  financial  news service used by Secured  Party from time to time.  The  Prime  Rate may or may not be the most  favorable  rate charged by Secured Party to its customers.

          (jj) RECEIVABLE  means the right to payment for Goods sold,  leased or licensed or services  rendered by either  Debtor,  whether or not earned by performance,  and may, without  limitation,  in whole or in part, be in the form of an Account, Chattel Paper, Document, or Instrument.

          (kk) RECEIVABLES BORROWING BASE means, at the time of its computation, the aggregate amount of the outstanding  Receivables in which Secured Party has a first  priority  perfected  security  interest  less  the  amount  of
     Ineligible  Receivables and any reserves reasonably  established by Secured
     Party in accordance with Section 2(d) of this Agreement.

          (ll) RELEASE  means  "release,"  as defined in Section  101(22) of the
     Comprehensive  Environmental  Response,  Compensation  and Liability Act of
     1980,  42  U.S.C.  Section  9601(22),   and  the  regulations   promulgated
     thereunder.

          (mm) REPORTABLE  EVENT means any event described in Section 4043(b) of
     ERISA or in regulations issued thereunder with regard to a Pension Plan.

          (nn) RESPONSIBLE  PARTY means an Account Debtor,  a general partner of an Account  Debtor,  or any other party in any way  directly or  indirectly liable for the payment of a Receivable.

          (oo) REVOLVING CREDIT LOAN means a revolving credit loan made pursuant to Section 2 hereof.

          (pp) REVOLVING  CREDIT  NOTE  means the  Promissory  Note of even date herewith in the original principal amount of $2,000,000.00 from Debtors, as maker, payable to the order of Secured Party, and all renewals, extensions, modifications,  amendments,  restatements  and  substitutions  thereof  and therefor.

          (qq) REVOLVING CREDIT TERMINATION DATE means December 31, 2003.

          (rr) SCHEDULE  means the schedule  executed in  connection  with,  and which is a part of, this Agreement.

          (ss) SECURED  PARTY means Gold Bank and any  successors  or assigns of
     Secured Party.

          (tt) SECURITY  INTEREST means the security interest granted to Secured
     Party by Debtors as described in Section 3.1.

          (uu) STATE means the State of Missouri.

          (vv) SUBORDINATED DEBT means the following promissory notes which will be  subordinated  to the  Indebtedness  in writing in form  satisfactory to
     Secured  Party on or  before  Closing  Date:  (i)  Promissory  Notes  dated
     February 1, 2002 in the original  principal amount of $405,625.00 from DCI, as maker, payable to Chris I. Hammond, Larry C. Klusman and William D. Cook
     having  an  unpaid  balance  of  $405,625.00  on  the  Closing  Date;  (ii)
     Promissory Note dated February 1, 2002 in the original amount of $31,650.00 from DCI,  as maker,  payable to Chris I.  Hammond,  Larry C.  Klusman  and
     William D. Cook having an unpaid balance of $31,650.00 on the Closing Date;
     (iii)  Promissory  Note dated  February 7, 2000 in the  original  amount of
     $500,000.00  from  Elecsys,  as maker,  payable to KCEP  Ventures  II, L.P.
     having an unpaid balance of $500,000.00 on the Closing Date.

          (ww) THIRD PARTY means any Person who has executed and  delivered,  or who in the future may execute and deliver,  to Secured Party any agreement, instrument,  or document  pursuant to which such Person has  guaranteed  to
     Secured Party the payment of the  Indebtedness or has granted Secured Party a  security  interest  in or lien on some or all of such  Person's  real or personal property to secure the payment of the Indebtedness.

          (xx) THRESHOLD AMOUNT means $50,000.00.

          (yy) TRANSACTION  DOCUMENTS  means this  Agreement and all  documents, including,  without  limitation,  collateral  documents,  letter  of credit agreements,  reimbursement agreements, notes, security agreements, pledges, guaranties,  mortgages, deeds of trust, title insurance,  assignments,  and subordination agreements now or hereafter required to be executed by either
     Debtor or any Third Party pursuant hereto or in connection herewith.

     1.2. SINGULARS AND PLURALS. Unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular.

     1.3. U.C.C.  DEFINITIONS.  Unless  otherwise  defined  in  Section  1.1  or elsewhere in this Agreement, capitalized words shall have the meanings set forth in the Uniform  Commercial Code as in effect in the State as of the date of this
Agreement.

2.   REVOLVING CREDIT LOANS.

          (a)  Request for an Advance.  Subject to the terms and  conditions  of this  Agreement,  from time to time  through but  excluding  the  Revolving
     Credit

     Termination Date, Debtors may make a written, oral or e-mail request for an
     Advance  under  the  Revolving  Credit  Note,  so  long  as the  sum of the aggregate  principal  balance of  outstanding  Advances under the Revolving
     Credit  Note and the  requested  Advance  does  not  exceed  the  Borrowing
     Capacity  as most  recently  computed;  and  Secured  Party shall make such requested  Advance under the Revolving  Credit Note,  provided that (i) the
     Borrowing Capacity would not be so exceeded; (ii) there has not occurred an
     Event of  Default or an event  which with  notice or lapse of time or both, would  constitute an Event of Default;  and (iii) all  representations  and warranties  contained  in  this  Agreement  and  in the  other  Transaction
     Documents are true and correct on the date such  requested  Advance is made as though made on and as of such date.  Notwithstanding any other provision of  this  Agreement,  Secured  Party  may  from  time to  time  reduce  the percentages  applicable to the Receivables Borrowing Base and the Inventory
     Borrowing  Base as they relate to the amount of the  Borrowing  Capacity if
     Secured Party  determines in its reasonable  judgment that there has been a material adverse change in circumstances  related to all or any Receivables or Inventory from those  circumstances in existence on or prior to the date of this Agreement or in the financial or other  condition of either Debtor.
     The making of an Advance to either Debtor under the  Revolving  Credit Note as herein  provided shall  conclusively  establish  Debtor's  obligation to repay the Advance.  The Revolving Credit Note shall be in the form attached hereto  as  Attachment  #1 which is incorporated  herein by reference.

          (b)  Proceeds of an Advance.  Advances under the Revolving Credit Note shall be made to DCI's  operating  account  number  1430042796  at  Secured
     Party.

          (c)  Letters of Credit. At the request of Debtors,  and upon execution of Letter of Credit  documentation  satisfactory to Secured Party,  Secured
     Party,  within  the  limits  of the  Borrowing  Capacity  as most  recently computed,  shall issue  Letters of Credit from time to time for the account of Debtors  in an amount not  exceeding  in the  aggregate  at any one time outstanding the sum of $250,000.00. All Letters of Credit shall be on terms mutually  acceptable to Secured Party and Debtors,  and no Letter of Credit
     shall have an expiration date later than the Revolving  Credit  Termination
     Date.  An Advance on the  Revolving  Credit Note in an amount  equal to any amount  paid by Secured  Party on any draft  submitted  under any Letter of
     Credit  shall  be  made  to  Secured  Party,   without  request   therefor,
     immediately  upon payment by Secured Party of any such draft. In connection with the issuance of Letters of Credit,  Debtors shall pay to Secured Party the fees set forth in Section 6.3 of this Agreement.  In addition,  Debtors shall pay to  Secured  Party all  amendment,  extension  and  drawing  fees pursuant to Secured Party's standard charges for such services.

          (d)  Establishment  of  Reserves.  Secured  Party may, at any time and from time to time, in its reasonable  judgment,  establish reserves against the Receivables or Inventory of Debtors.  The amount of such reserves shall be

     deducted from the Receivables  Borrowing Base or Inventory  Borrowing Base,
     as applicable, when calculating the amount of the Borrowing Capacity.

3.   COLLATERAL AND INDEBTEDNESS SECURED.

          3.1. SECURITY  INTEREST.  Debtors  hereby  grant  to  Secured  Party a security  interest  in, and a lien on, the  following  property  of Debtors wherever located and whether now owned or hereafter acquired or arising:

               (a)  All Accounts,  Inventory,  General  Intangibles  (including,
          without   limitation,   patents,   trademarks   and  trade  names  and
          applications for patents,  trademarks and trade names), Chattel Paper,
          Documents,  Instruments, Deposit Accounts and Letter of Credit Rights,
          whether or not  specifically  assigned  to Secured  Party,  including, without limitation, and all Receivables.

               (b)  All Supporting Obligations,  including,  without limitation, all guaranties,  collateral,  liens on, or security interests in, real or personal  property,  leases,  letters of credit,  and other rights,
          agreements,   and   property   securing  or  relating  to  payment  of
          Receivables.

               (c)  All books,  records,  ledger cards, data processing records,
          Software,  and other  property at any time  evidencing  or relating to
          Collateral.

               (d)  All monies,  securities, and other property now or hereafter held,  or received by, or in transit to,  Secured  Party,  from or for either  Debtor,  and all of  Debtor's  Deposit  Accounts,  credits and balances with Secured Party existing at any time.

               (e)  All  Proceeds  and  products of all of the  foregoing in any
          form,  including,  without  limitation,   amounts  payable  under  any
          policies of insurance  insuring the foregoing  against loss or damage, and all increases and profits received from all of the foregoing.

          3.2. OTHER COLLATERAL. Nothing contained in this Agreement shall limit the rights of Secured  Party in and to any other  collateral  securing  the
     Indebtedness  which may have been, or may hereafter be,  granted to Secured
     Party by either Debtor or any Third Party pursuant to any other Transaction
     Document.

          3.3. INDEBTEDNESS  SECURED.  The Security  Interest secures payment of
     any  and  all   indebtedness,   and  performance  of  all  obligations  and
     agreements,  of Debtors to Secured Party,  including,  without  limitation, reimbursement  obligations  relating to Letters of Credit and overdrafts on bank  accounts of either Debtor at Secured  Party,  whether now existing or hereafter  incurred or  arising,  of every kind and  character,  primary or secondary,  direct or  indirect,  absolute or  contingent,  sole,  joint or several,  and whether  such  indebtedness  is from time to time reduced and thereafter increased,  or entirely extinguished and thereafter  reincurred, including,  without limitation: (a) all Advances under the Revolving Credit
     Note;  (b) all  interest  which  accrues  on any such  indebtedness,  until payment of such indebtedness in full,  including,  without limitation,  all

                                       10

     interest provided for under this Agreement and the Schedule;  (c) all other monies  payable by Debtor,  and all  obligations  and  agreements of either
     Debtor to Secured Party,  pursuant to the  Transaction  Documents;  (d) all debts owed,  or to be owed,  by either Debtor to others which Secured Party has obtained,  or may obtain,  by  assignment or otherwise;  (e) all monies payable by any Third Party, and all obligations and agreements of any Third
     Party to Secured Party, pursuant to any of the Transaction  Documents;  and
     (f) all monies due,  and to become due,  pursuant to Sections  6.3 and 6.4.
     The  Collateral  shall secure all portions of the  Indebtedness  with equal priority and without preference.

4.   REPRESENTATIONS AND WARRANTIES.  To induce Secured Party to enter into this
     Agreement,  and  make  Advances  to  Debtors  from  time to time as  herein provided,  Debtors  represent and warrant and, so long as any  Indebtedness remains  unpaid  or this  Agreement  remains  in  effect,  shall be  deemed continuously to represent and warrant as follows:

          4.1. EXISTENCE.  Each  Debtor  is a  corporation  duly  organized  and existing and in good standing under the laws of the state  specified  below and is duly  licensed or qualified  to do business and in good  standing in every  state in which  the  nature  of its  business  or  ownership  of its
     property  requires  such  licensing  or  qualification.   Debtor's  federal
     employer  identification  number and organizational number are as specified below:

          Debtor               State of          FEIN         Organizational
          ------            Incorporation        ----             Number
                            -------------                         ------

     Elecsys Corporation        Kansas        48-1099142         1786011
     DCI, Inc.                  Kansas        48-0876575         0529685

          4.2. CAPACITY.  The  execution,   delivery,  and  performance  of  the
     Transaction  Documents  to which  Debtors  are a party are within  Debtor's
     corporate   powers,   have  been  duly  authorized  by  all  necessary  and
     appropriate  corporate and shareholder action, and are not in contravention of any law or the terms of Debtor's  Articles of Incorporation or Bylaws or any amendment  thereto,  or of any indenture,  agreement,  undertaking,  or other  document to which either Debtor is a party or by which either Debtor or any of Debtor's property is bound or affected.

          4.3. VALIDITY  OF  RECEIVABLES.   (a)  Each  Receivable   (other  than
     Ineligible  Receivables)  owed to  Debtor is  genuine  and  enforceable  in accordance  with its  terms  and  represents  an  undisputed  and bona fide indebtedness  owing to such Debtor by the Account Debtor obligated  thereon arising in the ordinary course of business; and (b) to the best of Debtor's knowledge,  there are no defenses,  setoffs,  or counterclaims  against any
     Receivable (other than Ineligible Receivables) owed to either Debtor.

          4.4. INVENTORY.  (a) All  representations  made by  Debtors to Secured
     Party,  and all documents and schedules  given by Debtors to Secured Party, relating to the description,  quantity,  quality,  condition,  location and valuation of the Inventory  are true

                                       11

     and  correct  in all  material  respects;  (b) no Debtor has  received  any
     Inventory  on  consignment  or  approval  unless  Debtor (i) has  delivered written notice to Secured Party  describing any Inventory which such Debtor has received on consignment or approval,  (ii) has marked such Inventory on consignment or approval or has segregated it from all other Inventory,  and
     (iii) has appropriately marked its records to reflect the existence of such
     Inventory on consignment or approval;  (c) Inventory is located only at the address or addresses of Debtors  specified  in Item 1 of the  Schedule,  or such other place or places as may be approved by Secured  Party in writing;
     and (d) all  Inventory is insured as required by Section  7.11  pursuant to policies in full compliance with the requirements of such Section.

          4.5. TITLE TO COLLATERAL.  (a) Debtors are the owner of the Collateral free of all security  interests,  liens, and other encumbrances  except the
     Security  Interest and Permitted Liens; (b) Debtors have the  unconditional authority to grant the Security Interest to Secured Party; and (c) assuming that all necessary  Uniform  Commercial Code filings have been made and, if applicable,  assuming  compliance with the Federal Assignment of Claims Act of 1940, as amended,  Secured Party has an enforceable  first lien (subject to Permitted Liens) on all Collateral that can be perfected by filing under the UCC.

          4.6. NOTES RECEIVABLE.  No Receivable is an Instrument,  Document,  or
     Chattel  Paper or is evidenced by any note,  draft,  trade  acceptance,  or other  instrument  for  the  payment  of  money,  except  such  Instrument,
     Document, Chattel Paper, note, draft, trade acceptance, or other instrument as has been endorsed and  delivered by  applicable  Debtor to Secured Party and has not been  presented  for payment and returned  uncollected  for any reason.

          4.7. PLACE OF BUSINESS. (a) Debtors are engaged in business operations which are in whole,  or in part,  carried on at the  address  or  addresses specified  for Debtors in Item 1 of the Schedule and at no other address or addresses;  (b) if  Debtors  have more than one  place of  business,  chief executive  office is at the  address  specified  at the  beginning  of this
     Agreement; and (c) each Debtor's records concerning the Collateral are kept at the address or addresses specified in Item 1 of the Schedule.

          4.8. FINANCIAL  CONDITION.  Debtors have  furnished  to Secured  Party
     Debtor's most current  financial  statements,  which  statements  represent correctly  and fairly the results of the  operations  and  transactions  of
     Debtors and the  Consolidated  Subsidiaries of Debtors as of the dates, and for the period  referred  to in such  financial  statements,  and have been prepared  in  accordance  with  generally  accepted  accounting  principles consistently  applied  during each  interval  involved and from interval to interval. Since the date of such financial statements,  there have not been any material  adverse  changes in the financial  condition of either Debtor reflected in such financial statements.

          4.9. TAXES. (a) All federal and other tax returns required to be filed by Debtors and each Consolidated  Subsidiary have been filed, and all taxes required  to be paid by such  returns  have been  paid,  or if not yet due, adequately reserved on the financial statements of Debtors; and (b) neither any Debtor nor any Consolidated

                                       12

     Subsidiary has received any notice from the Internal Revenue Service or any other taxing authority proposing additional taxes.

          4.10.LITIGATION.   There  are  no  actions,  suits,  proceedings,   or
     investigations  pending or, to the knowledge of Debtor,  threatened against either Debtor or any  Consolidated  Subsidiary or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property,  assets, financial condition, or business of either Debtor or any Consolidated Subsidiary or materially impair the right or ability of either Debtor or any Consolidated  Subsidiary to carry on its operations substantially as conducted on the date of this Agreement.

          4.11.ERISA  MATTERS.  (a) No  Pension  Plan  has been  terminated,  or partially terminated,  or is insolvent, or in reorganization,  nor have any proceedings  been  instituted to terminate or reorganize  any Pension Plan;
     (b) neither any Debtor nor any  Consolidated  Subsidiary has withdrawn from any Pension Plan in a complete or partial  withdrawal,  nor has a condition occurred  which,  if  continued,  would  result in a  complete  or  partial withdrawal;  (c) neither  any Debtor nor any  Consolidated  Subsidiary  has
     incurred  any  withdrawal   liability,   including,   without   limitation,
     contingent withdrawal liability,  to any Pension Plan, pursuant to Title IV of ERISA;  (d)  neither  any Debtor  nor any  Consolidated  Subsidiary  has incurred any liability to the Pension Benefit  Guaranty  Corporation  other than for required  insurance premiums which have been paid when due; (e) no
     Reportable  Event has  occurred;  (f) no  Pension  Plan or other  "employee pension benefit plan," as defined in Section 3(2) of ERISA, to which either
     Debtor  or any  Consolidated  Subsidiary  is a  party  has an  "accumulated funding  deficiency"  (whether or not waived), as defined in Section 302 of
     ERISA or in Section 412 of the Internal Revenue Code; (g) the present value of all benefits  vested under any Pension Plan does not exceed the value of the assets of such Pension Plan allocable to such vested benefits; (h) each
     Pension Plan and each other "employee  benefit plan," as defined in Section
     3(3) of ERISA, to which either Debtor or any  Consolidated  Subsidiary is a party  is in  material  compliance  with  ERISA,  and no  such  plan or any administrator,  trustee,  or fiduciary  thereof has engaged in a prohibited transaction  described  in Section  406 of ERISA or in Section  4975 of the
     Internal  Revenue  Code;  (i) each  Pension  Plan and each other  "employee benefit  plan," as defined in Section  3(2) of ERISA,  which is intended to qualify  under  Section  401(a) of the  Internal  Revenue Code and to which either  Debtor or any  Consolidated  Subsidiary  is a party has  received a favorable  determination  by the Internal  Revenue  Service with respect to qualification  under Section  401(a) of the Internal  Revenue Code; and (j)
     neither  any  Debtor  nor any  Consolidated  Subsidiary  has  incurred  any liability  to a trustee  appointed  pursuant  to Section  4042(b) or (c) of
     ERISA.

          4.12. ENVIRONMENTAL MATTERS.

               (a)  No above  ground or  underground  storage  tanks  containing
          Hazardous  Substances  are, or to the best of each Debtor's  knowledge have been,  located on any  property  owned,  leased,  or  operated by either Debtor or any Consolidated Subsidiary.

                                       13

               (b)  No property owned,  leased,  or operated by either Debtor or any  Consolidated  Subsidiary  is  now,  or to the  best  of  Debtor's knowledge has been,  used for the Disposal of any Hazardous  Substance or for the treatment,  storage,  or Disposal of Hazardous  Substances, except storage of Hazardous  Substances that is in compliance with all applicable Environmental Laws.

               (c)  To  the  best  of  each  Debtor's  knowledge  and  with  the exception of any conditions described in the Environmental Reports, no
          Release of a Hazardous Substance has occurred,  or is threatened,  on, at, from, or, near any property owned,  leased,  or operated by either
          Debtor or any Consolidated Subsidiary.

               (d)  Neither  any  Debtor  nor  any  Consolidated  Subsidiary  is
          subject to any existing, pending, or threatened suit, claim, notice of violation,  or request for information under any Environmental Law nor has each Debtor or any Consolidated  Subsidiary provided any notice or information under any Environmental Law.

               (e)  Debtors and each  Consolidated  Subsidiary are in compliance with,  and have obtained all  Environmental  Permits  required by, all
          Environmental Laws, except where the failure to be in compliance would not have a material  adverse  effect on the  business,  operations  or financial condition of either Debtor.

          4.13.VALIDITY OF  TRANSACTION  DOCUMENTS.  The  Transaction  Documents
     constitute  the legal,  valid,  and binding  obligations of Debtors and any
     Third Parties  thereto,  enforceable  in accordance  with their  respective terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors' rights generally.

          4.14.NO  CONSENT  OR  FILING.  No  consent,   license,   approval,  or
     authorization of, or registration,  declaration, or filing with, any court, governmental  body or  authority,  or  other  Person  is  required:  (i) in connection  with the  valid  execution,  delivery,  or  performance  of the
     Transaction  Documents  by Debtors  (other than filings and  recordings  to perfect security interests in or liens on the Collateral in connection with the  Transactions  Documents),  or (ii) for the conduct of either  Debtor's business as now conducted,  except  ordinary  business  licenses or permits which such Debtor has obtained.

          4.15.NO   VIOLATIONS.   Neither   any  Debtor  nor  any   Consolidated
     Subsidiary is in violation of any term of its  organizational  documents or of any  mortgage,  borrowing  agreement,  or other  instrument or agreement pertaining to indebtedness  for borrowed money.  Neither any Debtor nor any
     Consolidated Subsidiary is in violation of any term of any other indenture, instrument,  or  agreement  to  which  it is a party  or by which it or its property may be bound,  resulting, or which might reasonably be expected to result,  in a material  and  adverse  effect  upon its  business or assets.
     Neither any Debtor nor any  Consolidated  Subsidiary is in violation of any order,  writ,  judgment,  injunction,  or decree of any court of  competent jurisdiction  or of any statute,  rule, or  regulation of any  governmental authority.  The execution and delivery of the Transaction Documents and

                                       14

     the  performance of all of the same is, and will be, in compliance with the foregoing  and will not result in any violation  thereof,  or result in the creation of any mortgage,  lien, security interest,  charge, or encumbrance upon,  any properties or assets of either Debtor except in favor of Secured
     Party.  There exists no fact or  circumstance  (whether or not disclosed in the Transaction  Documents) which materially  adversely affects,  or in the future  (so far as  Debtors  can now  reasonably  foresee)  may  materially adversely affect, the financial condition, business or operations of either
     Debtor or any Consolidated Subsidiary.

          4.16.TRADEMARKS AND PATENTS.  Debtor and each Consolidated  Subsidiary possess all trademarks,  trademark rights,  patents,  patent rights,  trade names,  trade name rights and copyrights that are required to conduct their respective  businesses as now conducted without conflict with the rights or claimed rights of others.

          4.17.CONTINGENT  LIABILITIES.  There  are  no  suretyship  agreements, guaranties,  or  other  contingent  liabilities  of  either  Debtor  or any
     Consolidated Subsidiary which are not disclosed by the financial statements described in Section 4.8.

          4.18.COMPLIANCE  WITH  LAWS.   Debtors  are  in  compliance  with  all
     applicable laws,  rules,  regulations,  and other legal  requirements  with respect to its business and the use, maintenance, and operation of the real and  personal  property  owned or leased by Debtors  in the  conduct of its business,  except to the extent the  failure to so comply  would not have a material adverse affect on the business,  operations or financial condition of either Debtor.

          4.19.LICENSES,   PERMITS,  ETC.  Each  franchise,   grant,   approval,
     authorization,  license, permit, easement, consent,  certificate, and order of and registration,  declaration, and filing with, any court, governmental body or authority,  or other Person  required for or in connection with the conduct of each Debtor's and each Consolidated Subsidiary's business as now conducted is in full force and effect.

          4.20.LABOR   CONTRACTS.   Neither  any  Debtor  nor  any  Consolidated
     Subsidiary  is a party to any  collective  bargaining  agreement  or to any existing or threatened labor dispute or controversies.

          4.21.CONSOLIDATED   SUBSIDIARIES.   No  Debtor  has  any  Consolidated
     Subsidiaries.

5.   BORROWING AGENCY PROVISIONS.

               (a)  Each  Debtor  hereby  irrevocably  designates  DCI to be its attorney  and  agent and in such  capacity  to borrow on behalf of all
          Debtors hereunder and execute and deliver all instruments,  documents, writings and further  assurances now or hereafter  required under this
          Agreement,  and hereby authorizes  Secured Party to pay over or credit all loan proceeds hereunder in accordance with the request of DCI. The handling of the credit  facilities  described herein as a co-borrowing facility  with the  borrowing  agent in the  manner  set forth in this
          Agreement  is  solely  as an  accommodation  to  Debtors  and at their request.

                                       15

          Secured  Party  shall not incur any  liability  to either  Debtor as a result thereof.  To induce Secured Party to do so and in consideration thereof,  each  Debtor  hereby  indemnifies  Secured  Party  and holds
          Secured  Party  harmless  from and  against  any and all  liabilities, expenses,  losses,  damages  and claim of  damage  or injury  asserted against Secured Party by any Person arising from or incurred by reason of the handling of the financial  arrangements  of Debtors as provided herein,  reliance by Secured Party on any request or instruction  from
          DCI or any other  action  taken by Secured  Party with respect to this
          Section  5,  except for those  arising  from the gross  negligence  or willful misconduct of Secured Party.

               (b)  All Indebtedness shall be the joint and several  obligations of Debtors,  and each Debtor  shall make  payment upon the maturity of the  Indebtedness  by  acceleration  or  otherwise,  provided that the aggregate amount of all liabilities of all Debtors hereunder shall not exceed the  aggregate  amount of the  Indebtedness.  Each  Debtor is a maker with respect to the Indebtedness and not an accommodation party.

               (c)  Each  Debtor  expressly  subordinates  to the payment of the
          Indebtedness   and  waives   any  and  all   rights  of   subrogation,
          reimbursement, indemnity, exoneration, contribution or any other claim which such Debtor may now or  hereafter  have against the other Debtor
          or  any  other  Person  directly  or   contingently   liable  for  the
          Indebtedness,  or  against  or  with  respect  to the  other  Debtor's
          property  (including,   without  limitation,  any  property  which  is
          Collateral  for  the  Indebtedness)  arising  from  the  existence  or performance of this Agreement, until termination of this Agreement and final and irrevocable payment in full of the Indebtedness.

               (d)  Notwithstanding   any  provision  herein  or  in  any  other
          Transaction Document to the contrary,  each Debtor's joint and several liability  for the  Indebtedness  of all Debtors  (including,  without limitation,  under this Agreement and under the Revolving Credit Note)
          shall  be  limited  to an  amount  not to  exceed  as of any  date  of determination  the  greater  of (i) the  net  amount  of all  Advances advanced to any other Debtor under this  Agreement and then  re-loaned or otherwise  transferred to, or for the benefit of, such Debtor,  and
          (ii) the maximum  amount  that could be claimed by Secured  Party from such  Debtor  without  rendering  such claim void or  avoidable  under
          Section  548  of the  Federal  Bankruptcy  Code  or  under  applicable provisions  of  comparable  state law, in each case after  taking into account,  among  other  things,  any and all rights of such  Debtor to subrogation,  reimbursement,  indemnification or contribution from the other  Debtor (or any other  Person)  pursuant  to  applicable  law or pursuant to any agreement.

6.   PAYMENT OF PRINCIPAL, INTEREST, FEES, AND COSTS AND EXPENSES.

          6.1. PROMISE TO PAY PRINCIPAL. Debtors promise to pay to Secured Party the  outstanding  principal of Advances under the Revolving  Credit Note in full on the Revolving Credit  Termination Date, or acceleration of the time for payment of the

                                       16

     Indebtedness  pursuant to Section 9.2.  Whenever the outstanding  principal balance of Advances  under the Revolving  Credit Note exceeds the Borrowing
     Capacity,  Debtors shall immediately pay to Secured Party the excess of the outstanding  principal  balance of Advances under the Revolving Credit Note over the Borrowing Capacity.

          6.2. PROMISE TO PAY INTEREST.

               (a)  Debtors  jointly  and  severally  promise  to pay to Secured
          Party interest on the principal of Advances under the Revolving Credit
          Note  from  time to time  unpaid at the  applicable  per  annum  rates specified in Item 3 of the Schedule.  From the date of the  occurrence of, and during the  continuance of, an Event of Default,  Debtors,  as additional  compensation  to Secured  Party for its  increased  credit risk,  promises to pay interest on (i) the principal of Advances under the Revolving Credit Note,  whether or not past due; and (ii) past due interest  and  any  other  amounts  past  due  under  the  Transaction
          Documents,  at a per annum rate 3% greater than the applicable rate of interest specified in Item 3 of the Schedule.

               (b)  Interest on the  Revolving  Credit Note shall be paid (i) on the first  (1st)  day of each  month in  arrears  as  provided  in the
          Revolving Credit Note, (ii) on the Revolving Credit  Termination Date,
          (iii) on  acceleration  of the time for  payment  of the  Indebtedness pursuant to Section 9.2, and (iv) on the date the Indebtedness is paid in full.

               (c)  Any change in the interest rates  resulting from a change in the Prime Rate shall take  effect  simultaneously  with such change in the  Prime  Rate.  Interest  shall be  computed  on the  daily  unpaid principal  balance  of  Advances  under  the  Revolving  Credit  Note.
          Interest  shall be calculated  for each calendar day at 1/360th of the applicable  per annum rate which will result in an effective per annum rate higher than that specified in Item 3 of the Schedule. In no event shall the rate of  interest  exceed  the  maximum  rate  permitted  by applicable  law. If Debtors pay to Secured Party interest in excess of the maximum amount  permitted by applicable  law, such excess shall be applied in reduction of the principal of Advances  under the Revolving
          Credit Note made pursuant to this Agreement,  and any remaining excess interest, after application thereof to the principal of Advances under the Revolving Credit Note, shall be refunded to Debtors.

               (d)  Debtor  agrees to pay a late  charge  equal to five  percent
          (5%) of any  interest  payment  that is not paid  within ten (10) days after receipt of notice of nonpayment from Secured Party.

          6.3. PROMISE TO PAY FEES. Debtors jointly and severally promise to pay to Secured Party: (a) a per annum Letter of Credit fee equal to two percent
     (2%) of the face amount of all  outstanding  Letters of Credit,  payable in accordance with Secured Party's customary practices, and (b) an unused line fee equal to  three-eighths  of one percent (.375%) per annum of the unused portion  of the  Revolving  Credit  Note,  which

                                       17

     unused  portion  shall be computed on the average  daily  unused  principal balance  of the  Revolving  Credit  Note and shall be  payable  monthly  in arrears upon receipt of billing.

          6.4. PROMISE TO PAY COSTS AND EXPENSES.

               (a)  Debtors  jointly  and  severally  promise  to pay to Secured
          Party,  on demand,  all  reasonable  costs and expenses as provided in this Agreement,  and all costs and expenses  incurred by Secured Party from  time to time  in  connection  with  this  Agreement,  including, without  limitation,  those incurred in: (i)  preparing,  negotiating, amending,  waiving,  or granting  consent with respect to the terms of
          any  or  all  of  the  Transaction   Documents;   (ii)  enforcing  the
          Transaction  Documents;  (iii)  performing,  pursuant to Section 11.2,
          Debtor's duties under the Transaction  Documents upon Debtor's failure to perform them;  (iv) filing  financing  statements,  deeds of trust, mortgages,  assignments, or other documents relating to the Collateral
          (e.g., filing fees, recording taxes,  mortgage registration taxes, and documentary stamp taxes); (v) compromising, pursuing, or defending any controversy,  action, or proceeding resulting, directly or indirectly, from Secured Party's  relationship  with either Debtor,  regardless of whether Debtors are a party to such controversy, action, or proceeding and of whether the controversy, action, or proceeding occurs before or after the  Indebtedness  has been paid in full; (vi) realizing upon or
          protecting  any   Collateral;   (vii)   enforcing  or  collecting  any
          Indebtedness or guaranty thereof; (viii) employing collection agencies or  other  agents  to  collect  any or all  of the  Receivables;  (ix)
          following the  occurrence of an Event of Default,  examining  Debtor's books and records or  inspecting  the  Collateral  including,  without limitation,  the  reasonable  costs of  examinations  and  inspections conducted by third  parties;  and (x) following  the  occurrence of an
          Event of Default,  obtaining independent  appraisals from time to time of Debtor's  real  estate  and/or  Inventory  as deemed  necessary  or appropriate by Secured Party.

               (b)  Without   limiting   Section  6.4(a),   Debtor  jointly  and
          severally  promises to pay to Secured Party, on demand, the reasonable fees  and  disbursements  incurred  by  Secured  Party  for  attorneys retained by Secured Party for advice,  suit,  appeal, or insolvency or other proceedings under the Federal  Bankruptcy Code or otherwise,  or in connection with any purpose specified in Section 5.4(a).

          6.5. METHOD OF PAYMENT. Without limiting Debtor's obligations pursuant to  Sections  6.1,  6.2,  6.3  and 6.4 to pay the  principal  of  Advances, interest,  fees, costs and expenses, the following provision shall apply to the payment thereof.

               (a)  Payment of Interest,  Fees and Costs and  Expenses.  Without
          limiting Debtor's  obligation to pay accrued interest,  fees and costs and expenses,  Debtors authorize  Secured Party to provided,  however,
          Secured  Party shall incur no liability for failure to make an Advance under the Revolving Credit Note to pay for such items.

                                       18

               (b)  Application of Funds. Notwithstanding any other provision of this Agreement, Secured Party, in its sole discretion, shall determine the manner and amount of  application  of Proceeds of  Collateral,  if any, to be made on all or any part of any  component or  components of
          the  Indebtedness,   whether  principal,  interest,  fees,  costs  and
          expenses, or otherwise.

          6.6. ACCOUNT  STATED.   Debtors  agree  that  each  monthly  or  other
     statement  of  account  mailed or  delivered  by  Secured  Party to Debtors pertaining to the outstanding principal balance of Advances,  the amount of interest  due  thereon,  fees,  and  costs  and  expenses  shall be  final, conclusive, and binding on Debtors and shall constitute an "account stated"
     with respect to the matters  contained  therein unless,  within thirty (30)
     calendar  days from when such  statement  is received  by Debtors,  Debtors shall deliver to Secured Party written notice of any objections  which they may have as to such statement of account, and in such event, only the items to which  objection is expressly made in such notice shall be considered to be disputed by Debtors.

7.   AFFIRMATIVE  COVENANTS.  So long as any  part of the  Indebtedness  remains unpaid, or this Agreement remains in effect,  Debtors shall comply with the covenants listed below:

          7.1. FINANCIAL STATEMENTS. Debtors shall furnish to Secured Party:

               (a)  Within ninety (90) days after the end of each fiscal year of
          Debtors,   financial  statements  of  Debtors  and  each  Consolidated
          Subsidiary  of Debtors as of the end of such year,  fairly  presenting
          Debtors' and each Consolidated  Subsidiary's financial position, which statements  shall consist of balance sheets and related  statements of income,  retained  earnings,  and cash  flow  covering  the  period of
          Debtors'  immediately  preceding  fiscal  year,  and  which  shall  be prepared  and  audited by  independent  certified  public  accountants satisfactory to Secured Party,  together with copies of any management letters  provided by said  accountants  to either Debtor in connection with performing such audit.

               (b)  Within thirty (30) days after the end of each fiscal quarter of Debtors,  financial  statements  of Debtors  and each  Consolidated
          Subsidiary  as of the end of such fiscal  quarter,  fairly  presenting
          Debtors' and each Consolidated  Subsidiary's financial position, which statements  shall consist of balance sheets and related  statements of income,  retained  earnings and cash flow covering the period from the end of the immediately preceding fiscal year to the end of such fiscal quarter, all prepared in accordance with generally accepted accounting principles consistently applied and signed and certified to be correct by the president or chief financial  officer of each Debtor or another financial officer satisfactory to Secured Party in the form of Exhibit
          A attached hereto and made a part hereof.

               (c)  Within thirty (30) days after the end of each fiscal quarter of Debtors,  a  compliance  certificate  executed by the  president or chief financial

                                       19

          officer of each Debtor or another  financial  officer  satisfactory to the Secured Party in the form of Exhibit B attached  hereto and made a part hereof.

               (d)  Such  additional  information as Secured Party may from time to time  reasonably  request  regarding  the  financial  and  business affairs  of each  Debtor or any  Consolidated  Subsidiary,  including, without limitation,  the documents described in Item 2 of the Schedule at the intervals described therein.

          7.2. GOVERNMENT AND OTHER SPECIAL RECEIVABLES.  Debtors shall promptly notify  Secured Party in writing of the  existence of any  Receivable as to which the perfection,  enforceability, or validity of the Security Interest in such  Receivable,  or Secured  Party's right or ability to obtain direct payment to Secured Party of the Proceeds of such Receivable, is governed by any federal or state statutory requirements other than those of the Uniform
     Commercial Code, including,  without limitation,  any Receivable subject to the Federal Assignment of Claims Act of 1940, as amended.

          7.3. BANK  ACCOUNTS.  Debtors shall maintain its primary bank accounts at Secured Party.

          7.4. BOOKS AND RECORDS.  Debtors shall  maintain,  at its own cost and expense,  accurate  and  complete  books and  records  with  respect to the
     Collateral  in a manner  consistent  with  past  practices.  Debtors  shall deliver true and accurate copies of such books and records to Secured Party or its representatives on request.

          7.5. COLLATERAL  IN  POSSESSION  OF THIRD  PARTIES.  If any  Inventory
     having a value in excess of  $10,000.00  remains in the hands or control of
     Debtor's agents, finishers,  contractors, or processors, or any other third party, such Debtor, if requested by Secured Party,  shall notify such party
     of  the   Security   Interest  in  the   Inventory,   obtain  such  party's
     acknowledgement  that it holds the Inventory for Secured  Party's  benefit, and instruct  such party to hold such  Inventory for the account of Secured
     Party and  subject to the  instructions  of Secured  Party.  Debtors  shall cooperate with Secured Party in obtaining control of Collateral  consisting of Deposit  Accounts,  Investment  Property and Letter of Credit Rights, if
     requested.

          7.6. EXAMINATIONS.  Debtors  shall  from time to time  permit  Secured
     Party or its  agents to inspect  the  Collateral  and to  examine  and make extracts  from,  or copies of, any of  Debtor's  books,  ledgers,  reports, correspondence,  and other records during normal business hours. So long as no Event of Default exists and is continuing,  Debtors shall not be charged a fee for periodic field exams performed by Secured Party.

          7.7. VERIFICATION OF COLLATERAL. Secured Party shall have the right to verify all or any  Collateral in any manner and through any medium  Secured
     Party may consider  appropriate and Debtors agree to furnish all assistance and  information  and perform any acts which  Secured  Party may require in connection therewith.

                                       20

          7.8. RESPONSIBLE  PARTIES.  Debtors shall notify  Secured Party of the occurrence of any event  specified in Section  1.1(z)(iii)  with respect to any Responsible Party promptly after receiving notice thereof.

          7.9. TAXES. Debtors shall promptly pay and discharge all of its taxes, assessments,  and  other  governmental  charges  prior to the date on which penalties are attached thereto, establish adequate reserves for the payment of such  taxes,  assessments,  and  other  governmental  charges,  make all required  withholding  and other tax deposits,  and, upon request,  provide
     Secured  Party with  receipts or other proof that such taxes,  assessments, and  other  governmental  charges  have  been  paid  in a  timely  fashion;
     provided,  however, that nothing contained herein shall require the payment of any  tax,  assessment,  or  other  governmental  charge  so  long as its validity is being contested in good faith,  and by appropriate  proceedings diligently  conducted,  and adequate  reserves for the payment thereof have been established.

          7.10. LITIGATION.

               (a)  Debtors shall  promptly  notify  Secured Party in writing of any  litigation,  proceeding,  or  counterclaim  against,  or  of  any investigation of, either Debtor or any Consolidated Subsidiary if: (i)
          the  outcome  of  such  litigation,   proceeding,   counterclaim,   or
          investigation  may  materially  and  adversely  affect the finances or operations  of either Debtor or any  Consolidated  Subsidiary or title to,  or the  value  of,  any  Collateral;  or  (ii)  such  litigation, proceeding,  counterclaim,  or investigation questions the validity of any Transaction Document or any action taken, or to be taken, pursuant to any Transaction Document.

               (b)  Debtors  shall  furnish  to Secured  Party such  information
          regarding   any  such   litigation,   proceeding,   counterclaim,   or
          investigation as Secured Party shall reasonably request.

          7.11. INSURANCE.

               (a)  Debtors  shall at all times carry and maintain in full force and effect  insurance in  coverage,  form,  and amount,  and issued by insurers,  reasonably  satisfactory  to  Debtors  and  Secured  Party,
          including,  without  limitation:   workers'  compensation  or  similar
          insurance;   public   liability   insurance;   business   interruption
          insurance;  and  insurance  against  such other  risks as are  usually insured against by business entities of established reputation engaged in the same or similar businesses as Debtors and similarly situated.

               (b)  Debtors  shall  deliver to  Secured  Party  certificates  of insurance or certified copies of the policies of insurance required by
          Secured Party, with appropriate endorsements designating Secured Party as an additional insured, mortgagee and lender loss payee as requested by Secured  Party.  Each  certificate  and policy of  insurance  shall provide that if such policy is cancelled for any reason whatsoever, if any  substantial  change is made in the coverage which affects Secured
          Party,  or if such  policy  is  allowed  to lapse  for  nonpayment  of

                                       21

          premium, such cancellation, change, or lapse shall not be effective as to Secured Party until thirty (30) days after receipt by Secured Party of written notice thereof from the insurer issuing such policy.

               (c)  Debtors    hereby    appoints    Secured    Party   as   its
          attorney-in-fact,  with full  authority in the place and stead of said
          Debtor and in the name of said Debtor,  Secured  Party,  or otherwise, from time to time in Secured Party's  discretion,  to take any actions and to execute any instruments  which Secured Party may deem necessary or desirable to obtain,  adjust, make claims under, and otherwise deal with insurance required pursuant hereto and to receive,  endorse,  and collect  any  drafts  or other  instruments  delivered  in  connection therewith.  Secured  Party  agrees to exercise  such power of attorney only in those instances where, in Secured Party's reasonable judgment, a Debtor has failed to diligently  pursue and protect its rights under such policies.

               (d)  Unless  Debtors  provide  Secured Party with evidence of the insurance  coverages  required by this  Agreement,  Secured  Party may purchase  insurance  at Debtors'  expense to protect  Secured  Party's interest in the Collateral.  This insurance may, but need not, protect
          Debtors' interests.  The coverage that Secured Party purchases may not pay any claim  that is made  against  Debtors in  connection  with the
          Collateral.  Debtors  may later  cancel  any  insurance  purchased  by
          Secured Party,  but only after  providing  Secured Party with evidence that Debtors have obtained insurance as required by this Agreement. If
          Secured Party purchases insurance for the Collateral,  Debtors will be responsible  for the cost of that  insurance,  including  interest and other charges that may be imposed with the placement of the insurance, until the  effective  date of the  cancellation  or  expiration of the insurance.  The cost of the  insurance  may be added to the  principal amount of the Indebtedness owing hereunder. The costs of the insurance may be more than the cost of the insurance that Debtors may be able to obtain on their own.

          7.12. GOOD STANDING; BUSINESS.

               (a)  Debtors  shall  take all  necessary  steps to  preserve  its corporate existence and its right to conduct business in all states in which the nature of its business or ownership of its property requires such qualification.

               (b)  Debtors shall engage only in the business conducted by it on the date of this Agreement.

          7.13.PENSION  REPORTS.  Upon  the  occurrence  of any  Pension  Event,
     Debtors  shall  furnish to Secured  Party,  as soon as possible and, in any event,  within thirty (30) days after Debtors know, or have reason to know, of such  occurrence,  the  statement of the  president  or chief  financial officer of each Debtor  setting forth the details of such Pension Event and the action which each Debtor proposes to take with respect thereto.

                                       22

          7.14.NOTICE OF  NON-COMPLIANCE.  Debtors shall notify Secured Party in writing of any  failure by  Debtors or any Third  Party to comply  with any provision of any Transaction  Document  immediately upon Debtors' obtaining knowledge  of such  non-compliance,  or if any  representation  or warranty contained in any Transaction Document is no longer true.

          7.15. COMPLIANCE WITH ENVIRONMENTAL LAWS.

               (a)  Debtors shall comply with all Environmental Laws.

               (b)  Debtors shall not suffer,  cause,  or permit the Disposal of
          Hazardous  Substances at any property owned, leased, or operated by it
          or  any  Consolidated  Subsidiary,   except  in  compliance  with  the
          Environmental Laws.

               (c)  Debtors shall promptly  notify Secured Party in the event of the Disposal, Release or threatened Release of any Hazardous Substance at or from any property owned, leased, or operated by either Debtor or any  Consolidated  Subsidiary,  which  is not in  accordance  with the
          Environmental Laws.

               (d)  Debtors shall deliver  promptly to Secured Party: (i) copies of  any  documents  received  from  the  United  States  Environmental
          Protection Agency or any state, county, or municipal  environmental or health agency  concerning  Debtor's or any  Consolidated  Subsidiary's operations;  and (ii) copies of any documents  submitted by any Debtor or any  Consolidated  Subsidiary  to the United  States  Environmental
          Protection Agency or any state, county, or municipal  environmental or health agency concerning its operations.

          7.16.DEFEND  COLLATERAL.  Debtors shall defend the Collateral  against the claims and demands of all other  parties  (other than  Secured  Party),
     including,   without  limitation,   defenses,  setoffs,  and  counterclaims
     asserted by any Account Debtor against Debtors or Secured Party.

          7.17.USE OF  PROCEEDS.  Debtors  shall use the  proceeds  of  Advances under the Revolving  Credit Note for Debtors  working  capital and for such other  legal and  proper  corporate  purposes  as are  consistent  with all applicable laws, Debtors' Articles of Incorporation and Bylaws, resolutions of Debtors' Board of Directors, and the terms of this Agreement.

          7.18.COMPLIANCE  WITH LAWS.  Debtors shall comply with all  applicable laws, rules, regulations,  and other legal requirements with respect to its business and the use,  maintenance,  and operation of the real and personal property owned or leased by it in the conduct of its business.

          7.19.MAINTENANCE OF PROPERTY.  Debtors shall maintain its  properties, including,  without  limitation,  the  Collateral,  in good  condition  and repair,  ordinary wear and tear excepted, and shall prevent the Collateral, or any part thereof, from being or becoming an accession to other goods not constituting Collateral.

                                       23

          7.20.LICENSES,  PERMITS,  ETC.  Debtors  shall  maintain  all  of  its franchises, grants, authorizations, licenses, permits, easements, consents, certificates,  and  orders,  if any,  in full force and effect  until their respective  expiration dates,  except where the failure to so maintain such item would not have a material adverse effect on the business,  operations, assets or condition (financial or otherwise) of either Debtor.

          7.21.TRADEMARKS  AND  PATENTS.  Debtors  shall  maintain  all  of  its trademarks,  trademark rights, patents, patent rights,  licenses,  permits, trade names,  trade name rights,  and approvals required for the conduct of the business of each  Debtor,  if any, in full force and effect until their respective expiration dates.

          7.22.ERISA.  Debtors shall comply with the provisions of ERISA and the
     Internal Revenue Code with respect to each Pension Plan.

          7.23.ACTIVITIES OF  CONSOLIDATED  SUBSIDIARIES.  Unless the provisions of this  Section  7.23 are  expressly  waived by Secured  Party in writing,
     Debtors  shall cause each  Consolidated  Subsidiary to comply with Sections
     7.1(b),  7.9, 7.11(a),  7.12, 7.15, and 7.18 through 7.22,  inclusive,  and shall cause each  Consolidated  Subsidiary to refrain from doing any of the acts proscribed by Sections 8.2, 8.3, and 8.5 through 8.14, inclusive.

8.   NEGATIVE COVENANTS.  So long as any part of the Indebtedness remains unpaid or this Agreement remains in effect,  Debtors,  without the written consent of Secured Party, shall not:

          8.1. LOCATION OF INVENTORY AND BUSINESS RECORDS. Move the Inventory or
     the records  concerning  the Collateral  from the locations  where they are kept as specified in Item 1 of the Schedule.

          8.2. BORROWED MONEY.  Create,  incur,  assume,  or suffer to exist any liability for borrowed money,  except (a) liability for borrowed money owed to Secured Party, (b) the Subordinated  Debt, (c) lease obligations owed by
     DCI under the lease relating to the Bonds, (d) inter-company  loans between
     Debtors,   (e)  additional   indebtedness  for  borrowed  money  of  up  to
     $100,000.00 per  transaction  without Secured Party's prior written consent and in excess of $100,000.00  per  transaction  with Secured  Party's prior written consent, and (f) purchase money obligations incurred to purchase or lease Equipment of up to $100,000.00 in the aggregate per fiscal year.

          8.3. SECURITY INTERESTS AND OTHER ENCUMBRANCES. Create, incur, assume, or  suffer  to  exist  any  mortgage,  security  interest,  lien,  or other encumbrance  upon any of its  properties  or assets,  whether  now owned or hereafter acquired,  except (a) mortgages,  security interests,  liens, and encumbrances  in favor of  Secured  Party,  (b) liens in favor of UMB Bank,
     n.a., as trustee under the Trust Indenture dated September 1, 1998 relating to the Bonds (the  "Trust  Indenture")  encumbering  DCI's  interest in its
     Lenexa,

                                       24

     Kansas real  estate,  improvements  thereon and certain  Equipment  located thereon,  (c)  liens in favor of Bank of  America,  N.A.  as the  letter of credit provider under the Trust Indenture encumbering DCI's interest in its
     Lenexa,  Kansas real  estate,  improvements  thereon and certain  Equipment located  thereon,  (d) Permitted  Liens,  and (e) purchase  money  security interests securing debt permitted under Section 8.2(f).

          8.4. STORING  AND  USE OF  COLLATERAL.  Place  the  Collateral  in any
     warehouse which may issue a negotiable Document with respect thereto or use the Collateral in violation of any provision of the Transaction  Documents, of any  applicable  statute,  regulation,  or  ordinance,  or of any policy insuring the Collateral.

          8.5. MERGERS, CONSOLIDATIONS,  OR SALES. (a) Merge or consolidate with or into any  corporation or other entity;  (b) enter into any joint venture or  partnership  with  any  Person;  (c)  convey,  lease,  or  sell  all or substantially  all of its  property  or  assets  or  business  to any other
     Person,  except for (i) the sale of Inventory in the ordinary course of its business and in accordance with the terms of this Agreement,  (ii) sales of fixed assets acquired by DCI from Crystaloid Technologies, Inc. pursuant to the asset purchase agreement described in subparagraph (f) below, and (iii)
     the sale of Equipment  that is either  obsolete or no longer  usable in the ordinary course of Debtors' businesses;  (d) convey,  lease, or sell any of its assets to any Person for less than the fair market value  thereof;  (e)
     organize any new  subsidiaries;  or (f)  purchase or otherwise  acquire any material portion of the assets of any business or the stock or other equity interests of any entity; provided,  however, that Secured Party consents to
     DCI's   acquisition  of  certain  assets  and  the  assumption  of  certain liabilities of Crystaloid Technologies,  Inc. pursuant to an asset purchase agreement, a copy of which has been provided by DCI to Secured Party.

          8.6. CAPITAL STOCK.  Purchase or retire any of its capital stock if an
     Event of  Default  exists  and is  continuing  or would  result  from  such purchase,  or otherwise  change the capital  structure of either Debtors or change the relative rights,  preferences, or limitations relating to any of its capital stock.

          8.7. DIVIDENDS  OR  DISTRIBUTIONS.  Pay or  declare  any cash or other dividends or  distributions of earnings on any of its corporate stock if an
     Event of Default  exists and is  continuing or would result from payment of such dividend or distribution.

          8.8. INVESTMENTS AND ADVANCES. Make any investment in, or advances to, any  other  Person,  except:  (a)  advance  payments  or  deposits  against purchases made in the ordinary course of either Debtor's regular  business;
     (b) direct  obligations  of the United States of America;  (c) any existing investments in, or existing advances to, the Consolidated Subsidiaries; (d)
     loans to  officers of Debtors not to exceed  $250,000.00  in the  aggregate outstanding at any one time, and (e) inter-company loans from one Debtor to the other Debtor.

          8.9. GUARANTIES. Become a guarantor, a surety, or otherwise liable for the debts or other  obligations  of any other Person  (other than the other
     Debtor), whether by guaranty or suretyship agreement, agreement to purchase indebtedness, agreement for furnishing funds through the purchase of goods, supplies,  or services (or by way of stock purchase,  capital contribution, advance, or loan) for the purpose of paying or discharging

                                       25

     indebtedness,  or otherwise,  except as an endorser of instruments  for the payment  of money  deposited  to its bank  account  for  collection  in the ordinary course of business.

          8.10.NOTES  RECEIVABLE.  Accept any note or other  instrument  (except for a check or other  instrument  for the immediate  payment of money) with respect to any  Receivable  without  the prior  written  consent of Secured
     Party.  If Secured Party  consents to the  acceptance by either Debtor of a note or instrument,  such note or instrument shall be promptly  endorsed by said  Debtor to the order of the  Secured  Party and  delivered  to Secured
     Party.

          8.11.STATE OF  ORGANIZATION.  Change its form or state of organization without  giving at least thirty (30) days' prior written  notice to Secured
     Party of such change.

          8.12.NAME CHANGE.  Change its name without giving at least thirty (30)
     days' prior written notice of its proposed new name to Secured Party.

          8.13.DISPOSITION OF COLLATERAL.  Sell, assign, or otherwise  transfer, dispose of, or encumber the Collateral or any interest therein,  or grant a security interest therein, or license thereof, except to Secured Party, and except for the sale of  Inventory  in the  ordinary  course of  business of either Debtor and in  accordance  with the terms of this  Agreement.

          8.14.FINANCIAL COVENANTS.  Fail to comply with the financial covenants set forth in Item 4 of the Schedule.

          8.15.AGREEMENTS   WITH   AFFILIATES.   Enter  into  any  agreement  or
     transaction  with any Affiliate  (excluding the other Debtor)  except:  (i)
     agreements or transactions in the ordinary course of business which contain terms  that  are  fair  and  reasonable  to  both  parties  and are no less favorable  to the  applicable  Debtor  than  would be the case if the other party  to  the  agreement  or  transaction  were  not  an  Affiliate,  (ii)
     agreements or  transactions  that have the prior written consent of Secured
     Party,  and  (iii) a  management  advisory  agreement  with  Merit  Capital
     Management, Inc. ("Merit") pursuant to which Elecsys agrees to pay to Merit a monthly  management  fee not to exceed  $150,000.00  per  fiscal  year of
     Debtors.

9.   EVENTS OF DEFAULT.

          9.1. EVENTS  OF  DEFAULT.  The  occurrence  of any  one or more of the following  events shall  constitute an event of default  (individually,  an
     "Event of Default" and, collectively, "Events of Default"):

               (a)  Nonpayment.  Nonpayment when due of any principal, interest, premium, fee, cost, or expense due under the Transaction Documents.

               (b)  Negative Covenants.  Default in the observance of any of the covenants or agreements of either Debtor contained in Article 8.

                                       26

               (c)  Other  Covenants.  Default in the  observance  of any of the covenants  or  agreements  of  Debtor  contained  in  the  Transaction
          Documents, other than in Article 8, or Sections 6.1, 6.2, 6.3, or 6.4, or in any other  agreement  with  Secured  Party which is not remedied within  the  earlier of thirty  (30) days after (i) notice  thereof by
          Secured  Party to Debtors,  or (ii) the date Debtors were  required to give notice to Secured Party under Section 7.14.

               (d)  Cessation of Business or Voluntary  Insolvency  Proceedings.
          The (i) cessation of  operations of Debtor's  business as conducted on the date of this Agreement; (ii) filing by either Debtor of a petition or request for liquidation, reorganization,  arrangement, adjudication as  a  bankrupt,  relief  as a  debtor,  or  other  relief  under  the bankruptcy,  insolvency,  or  similar  laws of the  United  States  of
          America or any state or territory thereof or any foreign  jurisdiction now or hereafter in effect; (iii) making by either Debtor of a general assignment for the benefit of creditors; (iv) consent by either Debtor to the  appointment  of a  receiver  or  trustee,  including,  without limitation,  a "custodian," as defined in the Federal Bankruptcy Code, for either Debtor or any of such Debtor's  assets;  (v) making of any, or sending of any,  notice of any intended bulk sale by either Debtor;
          or (vi)  execution by either  Debtor of a consent to any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise)
          or  any  formal  or  informal   proceeding  for  the   dissolution  or
          liquidation  of, or  settlement  of claims  against,  or winding up of affairs of, either Debtor.

               (e)  Involuntary Insolvency Proceedings. (i) The appointment of a receiver, trustee, custodian, or officer performing similar functions, including,  without  limitation,  a  "custodian,"  as  defined  in the
          Federal Bankruptcy Code, for Debtor or any of such Debtor's assets; or
          the  filing  against  either  Debtor  of a  request  or  petition  for liquidation, reorganization,  arrangement, adjudication as a bankrupt, or other relief under the bankruptcy,  insolvency,  or similar laws of the United States of America,  any state or territory thereof,  or any foreign  jurisdiction now or hereafter in effect; or of any other type of  insolvency  proceeding  (under  the  Federal  Bankruptcy  Code  or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of either Debtor shall be instituted  against either Debtor;  and (ii)
          such appointment shall not be vacated,  or such petition or proceeding shall not be dismissed, within sixty (60) days after such appointment, filing, or institution.

               (f)  Other Indebtedness and Agreements.  Failure by either Debtor to pay,  when due (or,  if  permitted  by the terms of any  applicable documentation, within any applicable grace period) any indebtedness in excess of the Threshold Amount owing by either Debtor to Secured Party or any other Person (other than the Indebtedness  incurred pursuant to
          this  Agreement,  and  including,  without  limitation,   indebtedness
          evidencing a deferred purchase price), whether such indebtedness shall
          become  due  by  scheduled  maturity,   by  required  prepayment,   by
          acceleration,  by demand, or otherwise, or failure by either Debtor to perform any term,  covenant,  or agreement on its part to be performed under any agreement or instrument (other than a Transaction  Document)
          evidencing or securing or

                                       27

          relating to any such  indebtedness  owing by such Debtor when required to be  performed if the effect of such failure is to permit the holder to accelerate the maturity of such indebtedness.

               (g)  Judgments.  Any judgment or judgments in an amount in excess of the Threshold Amount in the aggregate  against either Debtor (other than any judgment for which either Debtor is fully insured  subject to the applicable  deductible)  shall remain unpaid,  unstayed on appeal, undischarged,  unbonded,  or  undismissed  for a period of thirty (30)
          days.

               (h)  Pension  Default.  Any Reportable  Event which Secured Party shall determine in good faith constitutes  grounds for the termination of any Pension Plan by the Pension Benefit  Guaranty  Corporation,  or
          for the appointment by an appropriate  United States district court of a trustee  to  administer  any  Pension  Plan,  shall  occur and shall continue  thirty (30) days after written  notice thereof to Debtors by
          Secured  Party;  or the Pension  Benefit  Guaranty  Corporation  shall institute  proceedings  to terminate  any Pension Plan or to appoint a trustee  to  administer  any  Pension  Plan;  or a  trustee  shall  be appointed by an appropriate United States district court to administer any Pension Plan; or any Pension Plan shall be  terminated;  or either
          Debtor or any  Consolidated  Subsidiary  shall withdraw from a Pension
          Plan in a complete withdrawal or a partial withdrawal;  or there shall arise vested unfunded  liabilities under any Pension Plan that, in the good  faith  opinion of  Secured  Party,  have or will or might have a material  adverse  effect  on the  finances  or  operations  of either
          Debtor; or either Debtor or any Consolidated  Subsidiary shall fail to pay to any Pension Plan any contribution  which it is obligated to pay under the terms of such plan or any  agreement or which is required to meet statutory minimum funding standards.

               (i)  Collateral;  Impairment.  There shall occur with  respect to the Collateral any (i)  misappropriation,  conversion,  diversion,  or fraud, (ii) material levy, seizure,  or attachment,  or (iii) material loss, theft, or damage that is not covered by insurance.

               (j)  Material  Adverse  Change.  There shall  occur any  material adverse  change  in the  business  or  financial  condition  of either
          Debtor.

               (k)  Third Party  Default.  There shall occur with respect to any
          Third  Party  or  any  Consolidated  Subsidiary,   including,  without
          limitation,  any guarantor: (i) any event described in Section 9.1(d),
          9.1(e),  9.1(f),  or 9.1(g);  (ii) any pension  default  event such as
          described  in  Section   9.1(h)  with  respect  to  any  pension  plan
          maintained  by such Third Party or such  Consolidated  Subsidiary;  or
          (iii) any failure by any Third Party or such  Consolidated  Subsidiary to perform in accordance with the terms of any agreement  between such
          Third Party and Secured Party,  subject to any right to cure contained in the applicable documentation.

                                       28

               (l)  Representations. Any certificate, statement, representation, warranty, or financial statement furnished by, or on behalf of, either
          Debtor or any Third Party,  pursuant to, or in connection  with,  this
          Agreement   (including,   without   limitation,   representations  and
          warranties  contained  herein) or as an inducement to Secured Party to enter into this  Agreement or any other lending  agreement with either
          Debtor shall prove to have been false in any  material  respect at the time as of which the facts therein set forth were certified or to have omitted any substantial  contingent or unliquidated liability or claim against  either  Debtor or any such Third Party,  or if on the date of the execution of this  Agreement  there shall have been any materially adverse change in any of the facts  disclosed by any such statement or certificate  which shall not have been disclosed in writing to Secured
          Party at, or prior to, the time of such execution.

               (m)  Challenge  to  Validity.  Either  Debtor or any Third  Party
          commences  any  action  or  proceeding  to  contest  the  validity  or enforceability  of any  Transaction  Document  or any lien or security interest granted or obligations evidenced by any Transaction Document.

               (n)  Termination.  Any Third  Party  terminates  or  attempts  to terminate, in accordance with its terms or otherwise,  any guaranty or other Transaction Document executed by such Third Party.

               (o)  Change of Ownership.  If all, or a controlling  interest of, the  capital  stock  of  either  Debtor  shall be  sold,  assigned  or otherwise  transferred or if a security  interest or other encumbrance shall  be  granted  or  otherwise  acquired  therein  or with  respect thereto.

          9.2. EFFECTS OF AN EVENT OF DEFAULT.

               (a)  Upon the happening of one or more Events of Default  (except an Event of Default under either  Section  9.1(d) or 9.1(e)),  Secured
          Party may declare any  obligation  Secured Party may have hereunder to be cancelled,  and the principal of the Indebtedness  then outstanding to be immediately due and payable,  together with all interest thereon and costs and expenses accruing under the Transaction Documents.  Upon such  declaration,  any  obligations  Secured Party may have hereunder shall be immediately cancelled,  and the Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or further notice of any kind to Debtors.

               (b)  Upon the  happening  of one or more Events of Default  under
          Section 9.1(d) or 9.1(e),  Secured Party's obligations hereunder shall be cancelled immediately,  automatically,  and without notice, and the
          Indebtedness then outstanding shall become immediately due and payable without presentation, demand, or notice of any kind to Debtors.

                                       29

          10.  SECURED PARTY'S RIGHTS AND REMEDIES.

               10.1.GENERALLY.  Secured Party's rights and remedies with respect to the  Collateral,  in addition to those rights granted herein and in any other agreement between Debtors and Secured Party now or hereafter in  effect,  shall be those of a  secured  party  under,  the  Uniform
          Commercial  Code  as in  effect  in the  State  and  under  any  other applicable law.

               10.2.NOTIFICATION  OF ACCOUNT  DEBTORS.  Upon the  occurrence and during the continuation of an Event of Default,  Secured Party may, at any time and from time to time,  notify any or all Account  Debtors of the Security  Interest and may direct such Account Debtors to make all payments on Receivables directly to Secured Party.

               10.3.POSSESSION OF  COLLATERAL.  Whenever  Secured Party may take possession of the Collateral  pursuant to Section 10.1,  Secured Party may take  possession  of the  Collateral  on Debtor's  premises or may remove the  Collateral,  or any part thereof,  to such other places as
          Secured Party may, in its sole discretion,  determine. If requested by
          Secured Party, Debtors shall assemble the Collateral and deliver it to
          Secured Party at such place as may be designated by Secured Party.

               10.4.COLLECTION OF  RECEIVABLES.  Upon the occurrence of an Event of Default,  Secured Party may demand, collect, and sue for all monies and  Proceeds  due, or to become due,  on the  Receivables  (in either
          Debtor's or Secured  Party's  name at the  latter's  option)  with the right  to  enforce,  compromise,  settle,  or  discharge  any  or  all
          Receivables.  If Secured Party takes any action  contemplated  by this
          Section with respect to any Receivable, Debtors shall not exercise any right that Debtor  would  otherwise  have had to take such action with respect to such Receivable.

               10.5.ENDORSEMENT  OF CHECKS;  DEBTORS'  MAIL.  Each Debtor hereby irrevocably  appoints  Secured  Party  such  Debtor's  agent with full power,  in the  same  manner,  to the same  extent,  and with the same effect as if such Debtor were to do the same:  upon the  occurrence of an Event of Default,  to endorse such Debtor's name on any Instruments or Documents pertaining to any Collateral,  to receive and collect all mail addressed to such Debtor, to direct the place of delivery of such mail to any location  designated by Secured Party,  to open such mail, to remove all contents  therefrom,  and to retain all contents thereof
          constituting   or   relating  to  the   Collateral.   This  agency  is
          unconditional and shall not terminate until all of the Indebtedness is paid in full and this  Agreement  has been  terminated.  Secured Party agrees to give such  Debtor  notice  in the  event it  exercises  this agency, except with respect to the endorsement of Debtor's name on any
          Instruments or Documents pertaining to any Collateral.

               10.6.LICENSE TO USE PATENTS,  TRADEMARKS,  AND TRADE NAMES.  Each
          Debtor grants to Secured Party a  royalty-free  license to use any and all patents, trademarks, and trade names now or hereafter owned by, or licensed  to,  such  Debtor  for the  purposes  of  manufacturing  and disposing of Inventory  after the  occurrence  of an Event of Default.
          All  Inventory  produced  pursuant to this license shall at least meet quality  standards  maintained  by such Debtor  prior to such Event of
          Default.

                                       30

          11.  MISCELLANEOUS.

               11.1.PERFECTING THE SECURITY INTEREST; PROTECTING THE COLLATERAL.
          Each Debtor hereby  authorizes  Secured  Party to file such  financing statements  relating to the Collateral without such Debtor's signature thereon  as Secured  Party may deem  appropriate  (subject  to Section
          11.17),  and appoints Secured Party as such Debtor's  attorney-in-fact
          (without  requiring  Secured  Party)  to  execute  any such  financing statement or statements in Debtor's name and to perform all other acts which  Secured  Party deems  appropriate  to perfect and  continue the
          Security  Interest  and to protect,  preserve,  and  realize  upon the
          Collateral.  Debtors will not file a termination  statement  under the
          Uniform  Commercial  Code without the prior written consent of Secured
          Party.

               11.2.PERFORMANCE  OF DEBTOR'S  DUTIES.  Upon Debtor's  failure to perform any of its duties under the Transaction Documents,  including, without  limitation,  the duty to obtain  insurance  as  specified  in
          Section  7.11,  Secured  Party  may,  but shall not be  obligated  to, perform any or all such duties.

               11.3.NOTICE OF SALE.  Without in any way  requiring  notice to be given in the  following  manner,  Debtors  agree  that any  notice  by
          Secured  Party  of  sale,   disposition,   or  other  intended  action
          hereunder, or in connection herewith,  whether required by the Uniform
          Commercial  Code  as in  effect  in  the  State  or  otherwise,  shall constitute  reasonable  notice to Debtors if such  notice is mailed by regular or certified  mail,  postage  prepaid,  at least ten (10) days prior to such action, to Debtor's mailing addresses specified above or to any other  addresses  which  Debtor  has  specified  in  writing to
          Secured  Party as the addresses to which  notices  hereunder  shall be given to Debtors.  Secured  Party shall have no obligation to clean up or otherwise prepare the Collateral for sale.

               11.4.COMPLIANCE  WITH OTHER LAWS.  Secured  Party may comply with any applicable  legal  requirements in connection with the disposition of the  Collateral,  and  compliance  therewith will not be considered adversely to affect the commercial  reasonableness  of any sale of the
          Collateral.

               11.5.WARRANTIES.  Secured Party may sell the  Collateral  without giving any  warranties.  Secured Party may  specifically  disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial  reasonableness  of any sale of the
          Collateral.

               11.6.SALES  ON  CREDIT.   If  Secured  Party  sells  any  of  the
          Collateral on credit,  Debtors will be credited only with the payments actually made by the purchaser,  received by Secured Party and applied to the Indebtedness. If the purchaser fails to pay for the Collateral,
          Secured Party may resell the Collateral, and Debtors shall be credited with the proceeds of the sale.

               11.7.WAIVER  BY  SECURED  PARTY.  No course  of  dealing  between
          Debtors and Secured Party and no delay or omission by Secured Party in exercising any

                                       31

          right or remedy under the Transaction Documents or with respect to any
          Indebtedness  shall operate as a waiver  thereof or of any other right or remedy,  and no single or partial  exercise  thereof shall preclude any other or further  exercise  thereof or the  exercise  of any other right or  remedy.  All  rights  and  remedies  of  Secured  Party  are cumulative and may be exercised simultaneously.

               11.8.WAIVER  BY  EITHER  DEBTOR.  Secured  Party  shall  have  no obligation to take, and Debtors shall have the sole responsibility for taking,  any and all  steps to  preserve  rights  against  any and all
          Account  Debtors and  against  any and all prior  parties to any note,
          Chattel Paper,  draft,  trade acceptance,  or other instrument for the payment of money  covered by the Security  Interest  whether or not in
          Secured Party's possession.  Secured Party shall not be responsible to
          Debtors for loss or damage  resulting from Secured  Party's failure to enforce  any  Receivables  or to collect  any moneys due, or to become due, thereunder or other Proceeds constituting Collateral hereunder.

               11.9.SETOFF.  Without  limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately  due  and  payable  (whether  or not it has so  declared),
          Secured  Party,   at  its  sole  election,   may  setoff  against  the
          Indebtedness  any and all  monies  then or  thereafter  owed to either
          Debtor  by  Secured  Party  in  any  capacity,   whether  or  not  the
          indebtedness  or the  obligation  to pay such  monies  owed by Secured
          Party is then due, and Secured Party shall be deemed to have exercised such right of setoff  immediately  at the time of such  election  even though any charge  therefor is made or entered on such Secured Party's records subsequent thereto.

               11.10.  ASSIGNMENT.  The rights  and  benefits  of Secured  Party hereunder  shall,  if  Secured  Party so  agrees,  inure to any  party acquiring any interest in the Indebtedness or any part thereof.

               11.11. SUCCESSORS AND ASSIGNS. Secured Party and Debtors, as used herein,  shall  include the  successors  or assigns of those  parties, except  that  Debtors  shall not have the right to assign  its  rights hereunder or any interest herein.

               11.12.  MODIFICATION.   No  modification,   rescission,   waiver,
          release,  or amendment of any  provision  of this  Agreement  shall be made,  except by a written  agreement  signed  by  Debtors  and a duly authorized officer of Secured Party.

               11.13. COUNTERPARTS. This Agreement may be executed in any number of  counterparts,  and  by  Secured  Party  and  Debtors  on  separate counterparts,  each of which, when so executed and delivered, shall be an original,  but all of which shall  together  constitute one and the same agreement.

               11.14. GENERALLY ACCEPTED  ACCOUNTING  PRINCIPLES.  Any financial calculation to be made, all financial  statements and other  financial information  to be  provided,  and all books and records to be kept in connection  with  the  provisions  of  this  Agreement,  shall  be  in accordance with generally accepted accounting principles  consistently applied during each interval and from interval to interval;  provided,

                                       32

          however,  that in the event changes in generally  accepted  accounting principles  shall be mandated by the  Financial  Accounting  Standards
          Board or any similar accounting body of comparable standing, or should be recommended by Debtor's certified public accountants, to the extent such changes  would affect any  financial  calculations  to be made in connection herewith,  such changes shall be implemented in making such calculations  only from and after  such date as  Debtors  and  Secured
          Party shall have  amended this  Agreement  to the extent  necessary to reflect such  changes in the  financial  and other  covenants to which such calculations relate.

               11.15. INDEMNIFICATION.

                    (a)  If after receipt of any payment of all, or any part of, the Indebtedness,  Secured Party is, for any reason, compelled to surrender  such  payment to any Person  because  such  payment is
               determined   to  be  void  or  voidable  as  a   preference,   an
               impermissible  setoff,  or a diversion of trust funds, or for any other reason,  the  Transaction  Documents shall continue in full force and Debtors shall be liable,  and shall  indemnify and hold
               Secured   Party   harmless   for,  the  amount  of  such  payment
               surrendered.  The  provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Secured  Party in reliance  upon such  payment,  and any such  contrary  action so taken  shall be  without  prejudice  to
               Secured Party's rights under the Transaction  Documents and shall be deemed  to have been  conditioned  upon  such  payment  having become  final and  irrevocable.  The  provisions  of this Section
               11.15(a) shall survive the  termination of this Agreement and the
               Transaction Documents.

                    (b)  Debtors jointly and severally agree to pay,  indemnify, and hold Secured Party harmless  from,  and against,  any and all liabilities,  obligations,  losses, damages, penalties,  actions, judgments,  suits, costs,  expenses, or disbursements of any kind or nature whatsoever (including,  without limitation, counsel and special  counsel fees and  disbursements  in connection  with any litigation,  investigation,  hearing,  or other  proceeding) with respect,  or in any way  related,  to the  existence,  execution, delivery,  enforcement,  performance,  and administration of this
               Agreement  and  any  other  Transaction  Document,   except  such
               liabilities,  obligations,  losses, damages, penalties,  actions, judgments, suits, costs, expenses or disbursements that arise out of or result from Secured  Party's  gross  negligence  or willful misconduct (all of the foregoing,  collectively, the "Indemnified
               Liabilities").  The  provisions  of this Section  11.15(b)  shall survive repayment of the Indebtedness.

               11.16.  TERMINATION.  This Agreement is, and is intended to be, a continuing agreement and shall remain in full force and effect through the  Revolving  Credit  Termination  Date.  On  the  Revolving  Credit
          Termination  Date, the Indebtedness  shall become  immediately due and payable.  Secured Party may terminate this Agreement  immediately  and
          without   notice  upon  the   occurrence   of  an  Event  of  Default.
          Notwithstanding  the  foregoing  or  anything  in  this  Agreement  or elsewhere to the  contrary,  the Security  Interest,  Secured  Party's rights and  remedies  under the  Transaction

                                       33

          Documents  and  Debtor's   obligations  and   liabilities   under  the
          Transaction Documents, shall survive any termination of this Agreement
          and  shall   remain  in  full  force  and  effect  until  all  of  the
          Indebtedness  outstanding,  or contracted or committed for (whether or not  outstanding),  and any extensions or renewals  thereof,  together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full.

               11.17. FURTHER ASSURANCES.  From time to time, Debtors shall take such action and execute and deliver to Secured  Party such  additional documents, instruments,  certificates, and agreements as Secured Party may reasonably  request to effectuate the purposes of the  Transaction
          Documents;  provided,  however,  that so long as no Event  of  Default exists and is  continuing,  Debtors  will not be required to reimburse
          Secured  Party for any filing  fees or  expenses  incurred  by Secured
          Party in  perfecting  its liens on the  Collateral  through  any means other than filing.

               11.18.  HEADINGS.  Article  and  Section  headings  used  in this
          Agreement  are  for   convenience   only  and  shall  not  affect  the
          construction of this Agreement.

               11.19.  CUMULATIVE  SECURITY  INTEREST,  ETC. The  execution  and delivery  of this  Agreement  shall in no manner  impair or affect any
          other   security  (by   endorsement   or  otherwise)  for  payment  or
          performance of the  Indebtedness,  and no security taken  hereafter as security for payment or performance of the  Indebtedness  shall impair in any  manner or affect  this  Agreement,  or the  Security  Interest granted hereby, all such present and future additional  security to be considered as cumulative security.

               11.20.  SECURED  PARTY'S  DUTIES.   Without  limiting  any  other
          provision of this Agreement: (a) the powers conferred on Secured Party hereunder are solely to protect its interests and shall not impose any duty to exercise any such powers; and (b) except as may be required by applicable  law,  Secured  Party  shall  not  have  any duty as to any
          Collateral  or as to the  taking of any  necessary  steps to  preserve rights  against  any  parties or any other  rights  pertaining  to any
          Collateral.

               11.21. NOTICES  GENERALLY.  All notices and other  communications hereunder  shall  be made by hand  delivery,  facsimile  transmission, overnight air courier, or certified or registered mail, return receipt requested,  and shall be deemed  to be  received  by the party to whom sent on the date of hand delivery or facsimile  transmission  (so long as sent prior to 3:00 p.m.  local  time),  one (1)  Business Day after sending, if sent by overnight air courier, and three (3) Business Days after  mailing,  if sent by certified  or  registered  mail.  All such notices and other  communications to a party hereto shall be addressed to such party at the  address set forth on the cover page hereof or to such other  address as such party may designate for itself in a notice to the other party given in accordance with this Section 11.21.

               11.22.  SEVERABILITY.   The  provisions  of  this  Agreement  are
          independent of, and separable from, each other,  and no such provision shall be affected or rendered  invalid or  unenforceable  by virtue of the fact that for any reason any other such  provision  may be invalid or  unenforceable  in  whole  or in  part.  If any  provision  of this
          Agreement is prohibited or  unenforceable  in any  jurisdiction,  such provision shall be ineffective in

                                       34

          such   jurisdiction   only  to  the  extent  of  such  prohibition  or
          unenforceability,  and such prohibition or unenforceability  shall not invalidate  the  balance  of such  provision  to the  extent it is not prohibited or  unenforceable  nor render  prohibited or  unenforceable such provision in any other jurisdiction.

               11.23. INCONSISTENT  PROVISIONS.  The terms of this Agreement and the other  Transaction  Documents  shall be  cumulative  except to the extent that they are  specifically  inconsistent  with each other,  in which case the terms of this Agreement shall prevail.

               11.24. ENTIRE AGREEMENT. This Agreement and the other Transaction
          Documents  constitute the entire agreement and  understanding  between the  parties  hereto  with  respect to the  transactions  contemplated hereby  and  supersede  all prior  negotiations,  understandings,  and agreements  between such  parties  with respect to such  transactions, including,  without  limitation,  those  expressed  in any  commitment letter delivered by Secured Party to Debtors.

               11.25.  APPLICABLE  LAW.  THIS  AGREEMENT,  AND THE  TRANSACTIONS
          EVIDENCED  HEREBY,  SHALL BE GOVERNED  BY, AND  CONSTRUED  UNDER,  THE
          INTERNAL LAWS OF THE STATE,  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
          OF LAW,  AS THE SAME MAY FROM  TIME TO TIME BE IN  EFFECT,  INCLUDING,
          WITHOUT  LIMITATION,  THE UNIFORM  COMMERCIAL CODE AS IN EFFECT IN THE
          STATE.

               11.26. CONSENT TO  JURISDICTION.  DEBTORS AND SECURED PARTY AGREE
          THAT ANY ACTION OR  PROCEEDING  TO  ENFORCE,  OR  ARISING  OUT OF, THE
          TRANSACTION DOCUMENTS MAY BE COMMENCED IN THE CIRCUIT COURT OF JACKSON
          COUNTY,  MISSOURI  OR IN THE  UNITED  STATES  DISTRICT  COURT  FOR THE
          WESTERN  DISTRICT OF MISSOURI,  AND DEBTOR WANES  PERSONAL  SERVICE OF
          PROCESS AND AGREES THAT A SUMMONS AND  COMPLAINT  COMMENCING AN ACTION
          OR  PROCEEDING  IN ANY SUCH COURT SHALL BE  PROPERLY  SERVED AND SHALL
          CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL
          TO DEBTOR,  OR AS  OTHERWISE  PROVIDED BY THE LAWS OF THE STATE OR THE
          UNITED STATES.

               11.27. JURY  TRIAL  WAIVER.  DEBTORS  AND  SECURED  PARTY  HEREBY
          KNOWINGLY,  VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY
          JURY DEBTORS AND SECURED  PARTY MAY HAVE IN ANY ACTION OR  PROCEEDING,
          IN LAW OR IN EQUITY,  IN CONNECTION WITH THE TRANSACTION  DOCUMENTS OR
          THE TRANSACTIONS  RELATED THERETO.  DEBTORS REPRESENT AND WARRANT THAT
          NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY
          OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION,
          SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER.  DEBTORS  ACKNOWLEDGE
          THAT SECURED  PARTY HAS BEEN

                                       35

          INDUCED TO ENTER INTO THIS  AGREEMENT  BY,  AMONG  OTHER  THINGS,  THE
          PROVISIONS OF THIS SECTION 11.27.

               11.28. ORAL  AGREEMENTS.  ORAL  AGREEMENTS OR COMMITMENTS TO LOAN
          MONEY,  EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT
          INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT  ENFORCEABLE.
          TO PROTECT THEM (DEBTORS) AND US (SECURED PARTY) FROM MISUNDERSTANDING
          OR  DISAPPOINTMENT,  ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE
          CONTAINED  IN  THIS  WRITING,  WHICH  IS THE  COMPLETE  AND  EXCLUSIVE
          STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
          WRITING TO MODIFY IT.

                                    DEBTORS:

                                    ELECSYS CORPORATION

                                    By:  /s/ Michael J. Meyer
                                       -----------------------------------------
                                    Name (print):  Michael J. Meyer
                                                 -------------------------------
                                    Title:  Chairman
                                          --------------------------------------

                                    DCI, INC.

                                    By:  /s/ Karl B. Gemperli
                                       -----------------------------------------
                                    Name (print):  Karl B. Gemperli
                                                 -------------------------------
                                    Title:  President
                                          --------------------------------------

                                    SECURED PARTY:

                                    GOLD BANK

                                    By:  /s/ Robert Owens
                                       -----------------------------------------
                                    Name (print):  Robert Owens
                                                 -------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                       36

                                    EXHIBIT A

                        FINANCIAL STATEMENT CERTIFICATION

     The undersigned, the _________________________ of _________________________
(the  "Debtor"),  hereby  certifies to GOLD BANK that attached hereto is a true, correct and  complete  copy of  Debtor's  financial  statements  as of the month ending _____________, ______, which financial statements fairly present Debtor's financial  position  and  consist of a balance  sheet and related  statement  of income,  retained earnings and cash flow covering the period from the end of the immediately preceding fiscal year to the end of such month.

                                    DEBTORS:

                                    ELECSYS CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    DCI, INC.

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

     The undersigned  (the "Debtors")  hereby certify to GOLD BANK (the "Secured
Party") pursuant to the Loan and Security  Agreement between Debtors and Secured
Party  dated  December  ___,  2002,  as  amended  from time to time  (the  "Loan
Agreement"), that:

     A.   General.

          1.   Capitalized  terms not defined herein shall have the meanings set forth in the Loan Agreement.

          2.   Debtors  have  complied   with  all  the  terms,   covenants  and
conditions to be performed or observed by it contained in the Loan Agreement and the Transaction Documents to which Debtors are a party.

          3.   Neither on the date  hereof  nor,  if  applicable,  after  giving effect to any Advance made under the  Revolving  Credit Note on the date hereof, does  there  exist an Event of Default  or an event or  circumstance  which with notice or lapse of time, or both, would constitute an Event of Default.

          4.   The  representations   and  warranties   contained  in  the  Loan
Agreement,  in any Transaction Document to which either Debtor is a party and in any certificate,  document or financial or other statement  furnished at anytime thereunder are true,  correct and complete in all material  respects on or as of the  date  given  with  the same  effect  as  though  such  representations  and warranties had been made on the date hereof,  except to the extent that any such representation  and warranty  relates  solely to an earlier date (in which case, such  representation  and warranty shall be true, correct and complete on and as of such earlier date).

     B.   Financial Covenants.

          1.   As of the date  hereof or for such  period  as may be  designated below,  the  computations,  ratios  and  calculations  as  set  forth  below  in accordance with Item 4 of the Schedule, are true and correct:

               (a)  Tangible Net Worth of DCI as
                    of __________ ___, ____:

               (i)  Book Net Worth                      = $
                                                           ----------------
               (ii) Subordinated Debt                   = $
                                                           ----------------
               (iii) (i) plus (ii)                      = $
                                                           ----------------
               (iv) Intangible Assets                   = $
                                                           ----------------
               (v)  (iii) less (iv)                     = $
                                                           ----------------

                    Required Amount:          $2,000,000.00

               (b)  Debt Service  Coverage  Ratio of DCI
                    as of  __________  ___, ____:

               (i)  EBITDA                              = $
                                                           ----------------
               (ii) Taxes                               = $
                                                           ----------------
               (iii) Dividends and Distributions        = $
                                                           ----------------
               (iv) Non-financed capital expenditures   = $
                                                           ----------------
               (v)  (i) minus (ii), (iii) and (iv)      = $
                                                           ----------------
               (v)  Principal and interest
                      payments                          = $
                                                           ----------------
               (vii) (v) divided by (vi)                 _______ to _______

                    Required Ratio:                           1.2 to 1

               (c)  Total Liabilities to Tangible Net Worth of DCI

               (i)  Total Liabilities                   = $
                                                           ----------------
               (ii) Tangible Net Worth
                    (line (a)(v) above)                 = $
                                                           ----------------
               (iii) (i) divided by (ii)                = $
                                                           ----------------

                    Required Ratio:                           3 to 1

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer each Debtor, has executed and delivered  this  Compliance  Certificate  in the name of and on behalf of each Debtor on ________________ ___, 20___.

                                    ELECSYS CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    DCI, INC.

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                  ATTACHMENT #1

                                 PROMISSORY NOTE
                             (Revolving Credit Note)

$2,000,000.00                                                  December 31, 2002
                                                           Kansas City, Missouri

     FOR VALUE RECEIVED,  the undersigned makers (hereinafter referred to as the
"Debtors"),  jointly  and  severally  promise  to pay to the  order of GOLD BANK
(herein,  together with its  successors  and assigns who become  holders of this
Note, called the "Secured Party") at 800 West 47th Street, Kansas City, Missouri
64112,  or at such other place as may be  designated in writing by Secured Party from  time  to  time,  the  principal  sum of TWO  MILLION  AND  NO/100  DOLLARS
($2,000,000.00),  or such lesser  amount  which shall from time to time be owing hereunder on account of Advances  made by Secured Party to or for the benefit or account  of  Debtors  in  accordance  with the  terms  of the Loan and  Security
Agreement of even date herewith among Debtors and Secured Party (as amended from time to time,  the "Loan  Agreement"),  together  with  interest  on the  unpaid principal balances from time to time outstanding  hereunder at the variable rate per annum from time to time in effect under the Loan  Agreement.  Principal  and interest  due under  this Note will be payable as  provided  in Section  6.1 and
Section 6.2 of the Loan Agreement.

     The  unpaid  principal  balance of this note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty.

     If any Event of Default  shall have  occurred  and be  continuing,  Debtors jointly and severally promise to pay the default rate of interest,  as specified in Section 6.2(a) of the Loan Agreement, on the outstanding unpaid principal and interest  balance hereof at the times and in the amount and manner  provided for more particularly in the Loan Agreement.  Principal,  interest,  fees,  charges, expenses  and other costs  owing  hereunder  are payable in lawful  money of the
United  States of  America  such that  Secured  Party has  received  immediately available  funds for the  credit of  Debtors  on the date that such  payment  or payments is or are due.

     This Note is  secured by the  Collateral  and any other  collateral  now or hereafter  given by  Debtors to Secured  Party to secure the  Indebtedness.  The cancellation  or surrender of this Note,  upon payment or  otherwise,  shall not affect  any  right  Secured  Party  has to retain  the  Collateral  or any other collateral for any other Indebtedness of Debtors to Secured Party.

     Upon the occurrence of any of the following events:

     1.   Failure to pay when due any  principal or interest on this Note or any costs, fees, reimbursable expenses or other amounts payable by Debtors under  the  Loan  Agreement  or  under  any of the  other  Transaction
          Documents; or

     2.   The occurrence of any other Event of Default under the Loan Agreement, or under any of the other  Transaction  Documents,  which is not cured within any applicable cure period contained in the Loan Agreement;

then  Secured  Party may, at Secured  Party's  option:  (i) have all  principal, interest, fees, charges, expenses and other costs outstanding or owing hereunder bear interest at the default rate of interest specified in Section 5.2(a) of the
Loan  Agreement  for so long as said Event of Default shall  continue;  and (ii)
declare all sums outstanding or owing hereunder,  including principal, interest, fees,  charges,  expenses  and other  costs to be  immediately  due and  payable without  presentment,  demand or notice  of any  kind,  all of which are  hereby expressly waived by Debtors;  provided,  however, that the principal,  interest, fees,  expenses,  charges and other costs owing on this Note shall be and become automatically  due  and  payable  if the  Loan  Agreement,  or any of the  other
Transaction Documents,  provide for the automatic acceleration of the payment of the principal,  interest, fees, charges,  expenses and other costs owing on this
Note upon the occurrence of an Event of Default.

     If an attorney is engaged by Secured  Party because of any Event of Default under this Note, the Loan Agreement,  or any of the other Transaction Documents, or to enforce or defend any provision of any such document or  instrument,  then
Debtors  shall pay upon demand,  to the extent  permitted or not  prohibited  by applicable law, reasonable  attorneys' fees and all costs so incurred by Secured
Party.

     No waiver of any breach, Event of Default,  default or failure of condition under the  terms of this  Note,  the Loan  Agreement,  or the other  Transaction
Documents  shall be implied  from any failure of Secured  Party to take,  or any delay by Secured  Party in taking,  any action with  respect to any such breach,
Event of Default, default or failure of condition or from any previous waiver of any  similar  or  unrelated  breach,  Event of  Default,  default  or failure of condition.  A waiver of any term of this Note,  the Loan  Agreement or the other
Transaction  Documents  must be made in  writing  and  shall be  limited  to the express written terms of such waiver.

     All  obligations of Debtors and all rights,  powers and remedies of Secured
Party  expressed  herein shall be in addition to and not in  limitation of those provided by law or in any written agreement or instrument (other than this Note)
relating to any of the  Indebtedness of Debtors to Secured Party or the security therefor.

     Debtors waive presentment;  demand;  notice of dishonor;  notice of protest and nonpayment; notice of default interest and late charges; notice of intent to accelerate;  notice of  acceleration;  and  diligence  in taking  any  action to collect  any sums owing  under  this Note or in  proceeding  against  any of the rights and interests in and to properties securing payment of this Note.

     Time is of the essence with respect to every provision hereof.

     This Note is issued  pursuant to the Loan  Agreement  and is subject to the terms and conditions specified therein. Capitalized terms used and not otherwise defined  in this Note shall have the  meanings  assigned  to them under the Loan
Agreement.

                                       2

     This Note shall be construed  and enforced in  accordance  with the laws of the State of Missouri,  without regard to principles of conflicts of law, except to the extent that federal laws preempt the laws of the State of Missouri.

                                    ELECSYS CORPORATION

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                    DCI, INC.

                                    By:
                                       -----------------------------------------
                                    Name (print):
                                                 -------------------------------
                                    Title:
                                          --------------------------------------

                                       3

                                 AMENDMENT NO. 1
                         TO LOAN AND SECURITY AGREEMENT
                         AND OTHER TRANSACTION DOCUMENTS

     This Amendment No. 1 to Loan and Security  Agreement and Other  Transaction
Documents (the "Amendment") is made and entered into as of the 1st day of March,
2003,  by and among  GOLD  BANK,  a Kansas  banking  corporation  (the  "Secured
Party"), and DCI, INC., a Kansas corporation ("DCI"), and ELECSYS CORPORATION, a
Kansas  corporation   ("Elecsys,"  and  together  with  DCI,   collectively  the
"Debtors").

                                    RECITALS

     A.   Debtors and Secured Party are parties to a Loan and Security Agreement dated  December  31, 2002  pursuant to which  Secured  Party agreed to provide certain credit  facilities to Debtors (as amended from time to time, the "Loan Agreement").

     B.   DCI and Secured Party entered into a Reimbursement  Agreement dated as of March 1, 2003 (the  "Reimbursement  Agreement")  pursuant to which:
          (i) Secured Party agreed to cause  LaSalle Bank  National  Association
          (the "LOC Bank") to issue a direct pay,  irrevocable  letter of credit in favor of UMB Bank,  n.a., as Trustee (the "Letter of Credit"),  and
          (ii) DCI agreed to reimburse  Secured  Party for any payments  made by
          Secured Party to the LOC Bank to reimburse the LOC Bank for draws paid under the Letter of Credit.

     C.   By separate  agreement,  Secured Party has agreed to reimburse the LOC
          Bank for any draw  payments on the Letter of Credit (as  amended  from time to time, the "LaSalle Agreement").

     D.   Elecsys has  guaranteed  DCI's  obligations to Secured Party under the
          Reimbursement  Agreement  pursuant to a Guaranty  dated as of March 1,
          2003 (as amended from time to time, the "Guaranty").

     E.   Secured Party would not have entered into the Reimbursement  Agreement or the LaSalle Agreement unless, among other things,  Debtors executed and delivered this Amendment to Secured Party.

     NOW,  THEREFORE,  in  consideration  of the mutual covenants of the parties hereto, the parties agree as follows:

     1.   Debtors  represent and warrant to Secured Party that as of the date of this  Amendment,  there are no claims,  setoffs or defenses  to Secured  Party's enforcement  of the  remedies  available  to it  under  the  terms  of the  Loan
Agreement and the other Transaction Documents.

     2.   The Loan  Agreement  and the other  Transaction  Documents  are hereby amended in the following respects:

          (a)  The  following  definitions  are added to Section 1.1 of the Loan
     Agreement in the appropriate alphabetical order:

               "(w-1) GUARANTY means the Guaranty dated as of March 1, 2003 from
          Elecsys in favor of Secured Party pursuant to which Elecsys guaranteed to Secured Party payment and  performance by DCI of its obligations to
          Secured Party under the Reimbursement Agreement.

               (dd-1) LEASEHOLD MORTGAGE means the Leasehold Mortgage,  Security
          Agreement and Assignment of Leases and Rents dated as of March 1, 2003 from Debtors in favor of Secured  Party  encumbering  Debtors'  right, title  and  interest  in the  real  and  personal  property  described therein,  including,  without limitation,  DCI's leasehold interest in certain real  property  and  improvements  thereon  located in Lenexa,
          Kansas, as amended from time to time.

               (kk-1) REIMBURSEMENT  AGREEMENT means the Reimbursement Agreement dated as of March 1, 2003  between DCI and Secured  Party  pursuant to which:  (i)  Secured  Party  agreed  to cause  LaSalle  Bank  National
          Association (the "LOC Bank") to issue a direct pay, irrevocable letter of credit in favor of UMB Bank,  n.a.,  as  Trustee  (the  "Letter  of
          Credit"),  and (ii) DCI  agreed  to  reimburse  Secured  Party for any payments  made by Secured  Party to the LOC Bank to reimburse  the LOC
          Bank for draws paid under the Letter of Credit,  as such agreement may be amended from time to time."

          (b)  The term  "Transaction  Documents"  defined in Section 1.1(yy) of the Loan Agreement shall  specifically  include,  without  limitation,  the
     Reimbursement Agreement, the Leasehold Mortgage and the Guaranty.

          (c)  The existing  Section 3.1 of the Loan Agreement is hereby deleted and the following is inserted in place thereof

               "3.1 SECURITY  INTEREST.  Debtors hereby grant to Secured Party a security interest in, and a lien on, the following property of Debtors wherever  located  and  whether  now owned or  hereafter  acquired  or arising:

                    (a)  All   Accounts,    Inventory,    General    Intangibles
          (including,  without limitation,  patents,  trademarks and trade names and  applications  for patents,  trademarks and trade names),  Chattel
          Paper, Documents,  Instruments,  Deposit Accounts and Letter of Credit
          Rights,  whether  or  not  specifically  assigned  to  Secured  Party, including,  without limitation, all Receivables, and all Equipment and
          Fixtures.

                    (b)  All   Supporting   Obligations,    including,   without
          limitation,  all  guaranties,   collateral,   liens  on,  or  security
          interests in, real or personal  property,  leases,  letters of credit, and other  rights,  agreements,  and property  securing or relating to payment of Receivables.

                                       2

                    (c)  All  books,  records,  ledger  cards,  data  processing records,  Software,  and  other  property  at any time  evidencing  or relating to the foregoing.

                    (d)  All  monies,  securities,  and  other  property  now or hereafter held or received by, or in transit to,  Secured Party,  from or for either Debtor,  and all of Debtor's Deposit  Accounts,  credits and balances with Secured Party existing at any time.

                    (e)  All Proceeds  and  products of all of the  foregoing in any form,  including,  without  limitation,  amounts payable under any policies of insurance  insuring the foregoing  against loss or damage, and all increases and profits received from all of the foregoing."

     3.   Debtors  represent and warrant that as of the date of this  Amendment:
(a) the  representations and warranties of Debtors contained in Section 4 of the
Loan Agreement remain true and correct in all material respects, (b) Debtors are in compliance with all covenants and agreements contained in Sections 7 and 8 of the Loan Agreement,  and (c) no Event of Default exists under the Loan Agreement or the other Transaction Documents.

     4.   All of the terms and  conditions  of the Loan  Agreement and the other
Transaction  Documents,  except to the extent the same have been amended herein, shall remain in Rill force and effect.  To the extent that any provision of this
Amendment  conflicts  with any term or condition set forth in the Loan Agreement or the other  Transaction  Documents,  the  provisions of this  Amendment  shall supersede and control.

     5.   Unless otherwise expressly defined herein, capitalized terms will have the meanings assigned to them under the terms of the Loan Agreement.

     6.   Debtors  jointly and severally  agree to pay on demand all  reasonable costs  and  expenses  of  Secured  Party in  connection  with  the  preparation, execution and delivery of this Amendment,  including,  without  limitation,  the reasonable fees and out-of-pocket expenses of counsel for Secured Party.

     7.   ORAL  AGREEMENTS  OR  COMMITMENTS  TO LOAN MONEY,  EXTEND CREDIT OR TO
FORBEAR  FROM  ENFORCING  REPAYMENT OF A DEBT,  INCLUDING  PROMISES TO EXTEND OR
RENEW SUCH DEBT, ARE NOT  ENFORCEABLE.  TO PROTECT YOU (DEBTORS) AND US (SECURED
PARTY) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING
SUCH  MATTERS ARE  CONTAINED  IN THE LOAN  AGREEMENT  AND THE OTHER  TRANSACTION
DOCUMENTS,  WHICH ARE THE COMPLETE  AND  EXCLUSIVE  STATEMENT  OF THE  AGREEMENT
BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

                                       3

     IN WITNESS WHEREOF, this Amendment has been executed by Debtors and Secured
Party as of the date first above written.

                                    DEBTORS:

                                    ELECSYS CORPORATION

                                    By:  /s/ Michael J. Meyer
                                       ----------------------------------------
                                    Name (print):  Michael J. Meyer
                                                 ------------------------------
                                    Title:  Chairman
                                          -------------------------------------

                                    DCI, INC.

                                    By:  /s/ Karl B. Gemperli
                                       -----------------------------------------
                                    Name (print):  Karl B. Gemperli
                                                 -------------------------------
                                    Title:  President
                                          --------------------------------------

                                    SECURED PARTY:

                                    GOLD BANK

                                    By:  /s/ Robert Owens
                                       -----------------------------------------
                                    Name (print):  Robert Owens
                                                 -------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                       4